      As filed with the Securities and Exchange Commission on March 1, 1999
                                                       Registration No. 33-57018

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4


                       POST-EFFECTIVE AMENDMENT NO. 11 TO
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                                       AND


                               AMENDMENT NO. 20 TO
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                             SEPARATE ACCOUNT TWO OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                           (Exact name of Registrant)

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                             500 N. Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (416) 926-6700

                               James D. Gallagher
                          Secretary and General Counsel
                    The Manufacturers Life Insurance Company
                                   of America
                                73 Tremont Street
                                Boston, MA 02108
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                        1025 Thomas Jefferson Street, NW
                              Washington, DC 20007


It is proposed that this filing will become effective:
   ___ immediately upon filing pursuant to paragraph (b) of Rule 485
   ___ on [date] pursuant to paragraph (b) of Rule 485
   ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 _X_ on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:
     ___ this post-effective amendment designated a new effective date for a previously filed post-effective amendment.

                             Separate Account Two of
               The Manufacturers Life Insurance Company of America

                       Registration Statement on Form N-4
                  CROSS REFERENCE SHEET REQUIRED BY RULE 495(a)

N-4 Item                            Caption in Prospectus
Part A

1...................................Cover Page
2...................................Definitions
3...................................Summary of Policies
4...................................Condensed Financial Information
5...................................General Information about Manufacturers Life of America, General Information about Manufacturers Life Insurance of America's Separate Accounts, General
                                      Information about Manufacturers Investment Trust
6...................................Description of the Policies ("Policy Charges")
7...................................Description of the Policies
8...................................Description of the Policies ("Commencement of Annuity Payments"); Appendix A
                                      ("Annuity Options")
9...................................Description of the Policies ("Provisions on Death")
10..................................Description of the Policies ("Purchasing A Policy", "Variable Policy Value and
                                      Determination of Variable Policy Value")
11..................................Description of the Policies ("Surrender or Withdrawal Rights")
12..................................Federal Tax Matters
13..................................Manufacturers Life of America (Legal Proceedings)
14..................................Not applicable


N-4 Item
Part B                              Caption in Prospectus

15..................................Not applicable
16..................................Not applicable
17..................................General Information. About Manufacturers Life of America; The Separate
                                    Accounts, Manufacturers Investment Trust, and The General Account
18..................................General Information. About Manufacturers Life of America ("Responsibilities
                                    Assumed By Manufacturers Life")
19..................................Description of the Policies ("Policy Charges"; "Purchasing A Policy")
20..................................Other Matters ("Sale of the Policies")
21..................................Other Matters ("Performance and Other Comparative Information")
22..................................Not Applicable
23..................................Financial Statements

                                     PART A



                      INFORMATION REQUIRED IN A PROSPECTUS

                                [LIFESTYLE LOGO]

                        LIFESTYLE FROM MANULIFE FINANCIAL

                                 PROSPECTUS FOR

                             MULTI-ACCOUNT FLEXIBLE
                            PAYMENT VARIABLE ANNUITY

                                    ISSUED BY

                        THE MANUFACTURERS LIFE INSURANCE
                               COMPANY OF AMERICA


                               PRINTED May 1, 1999

                                PROSPECTUS [LOGO]
                        LIFESTYLE FROM MANULIFE FINANCIAL

                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                                   OF AMERICA

                         MULTI-ACCOUNT FLEXIBLE PAYMENT
                            VARIABLE ANNUITY POLICIES

         This prospectus describes Multi-Account Flexible Payment Variable Annuity Policies (the "Policies" or "Policy"). The Manufacturers Life Insurance Company of America ("Manufacturers Life of America" or the "Company") issues the policies in connection with retirement plans that may or may not be entitled to special income tax treatment. Although the Company is not currently issuing new Policies, existing Policyowners may continue to make purchase payments.

         - Policyowners may allocate purchase payments among three types of accounts: the Variable Accounts, the Guaranteed Interest Account and, in some jurisdictions, the Fixed Accounts.

         - The Variable Accounts are sub-accounts of the Company's Separate Account Two. The Company invests the assets of each sub-account in shares of a corresponding investment portfolio ("Portfolio") of Manufacturers Investment Trust (sometimes referred to as the "Trust"). The accompanying Trust prospectus describes the Portfolios currently available to Policyholders. These are:

                    -    Emerging Small Company Trust        Quantitative Equity Trust

                    -    Balanced Trust                      Real Estate Securities Trust

                    -    Investment Quality Bond Trust       International Stock Trust

                    -    Money Market Trust                  Pacific Rim Emerging Markets Trust

         - Purchase payments allocated to the Guaranteed Interest Account earn interest at an annual rate which the Company can reset daily but which it guarantees will not to be less than 3%.

         - Purchase payments allocated to the Fixed Accounts earn a fixed rate of interest only if held to maturity. The Company holds Fixed Account Value in either its Separate Account A or its General Account.

         -        The Company makes annuity payments on a fixed basis only.

Prior to the Annuity Commencement Date, the Company will furnish each Policyowner at least annually a report showing certain account information including unit values, current rates, current purchase payments allocations and cash surrender value. In addition, reports that include financial statements of the Trust and information about the investment holdings of its various Portfolios will be sent semi-annually.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE POLICIES AND THE COMPANY THAT A PROSPECTIVE PURCHASER SHOULD KNOW BEFORE INVESTING.

THE POLICIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The SEC maintains a Web site that contains material incorporated by reference and other information regarding registrants that file electronically.

HOME OFFICE:                                SERVICE OFFICE:
The Manufacturers Life Insurance            The Manufacturers Life Insurance
Company of America                          Company of America
500 N. Woodward Avenue                      200 Bloor Street East
Bloomfield Hills, Michigan 48304            Toronto, Ontario, Canada M4W 1E5

                            Telephone: 1-800-827-4546
                               (1-800-VARILIN[E])

                   The date of this prospectus is May 1, 1999.

                               PROSPECTUS CONTENTS

DEFINITIONS                                                                1
SUMMARY OF POLICIES                                                        3
POLICYOWNER INQUIRIES                                                      4
EXPENSE TABLE                                                              5
CONDENSED FINANCIAL INFORMATION                                            8
GENERAL INFORMATION ABOUT MANUFACTURERS LIFE
         OF AMERICA                                                        10
         Manufacturers Life of America and Manufacturers Life              10
         General Information about Manufacturers Life
            Of America's Separate Accounts                                 10
         Manufacturers Life of America's Separate Account
            Two:  The Variable Accounts                                    10
         General Information About Manufacturers Investment Trust          10
INVESTMENT OBJECTIVES AND CERTAIN POLICIES
         OF THE PORTFOLIOS                                                 11
DESCRIPTION OF THE POLICIES                                                13
         Purchasing A Policy                                               13
         "Free Look" Right                                                 13
         Restrictions Applicable To Purchase Payments                      13
         Policy Value                                                      14
           The Fixed Accounts                                              14
           The Guaranteed Interest Account                                 15
           The Variable Accounts                                           15
         Annuity Value Guarantee                                           16
         Transfers of Policy Value                                         16
           Dollar Cost Averaging                                           17
           Asset Allocation Balancer                                       17
         Surrender Or Withdrawal Rights                                    18
         Special Policy Access                                             18
         Provision on Death                                                19
           Survivor Benefit Amount                                         19
           Joint Ownership                                                 19
           Death of the Policyowner                                        19
           Death of the Annuitant                                          20
         Commencement of Annuity Payments                                  21
         Substitution or Portfolio Shares                                  21
         Policy Charges                                                    21
           Withdrawl Charge                                                21
           Record-Keeping Charge                                           21
           Dollar Cost Averaging Charge                                    23
           Special Policy Access Charge                                    23
           Premium Tax Deduction                                           23
           Mortality And Expense Risks                                     23
           Charges                                                         23
           Administration Charge                                           24
         Market Value Adjustment                                           24
OTHER GENERAL POLICY PROVISIONS                                            25
         Deferral of Payments                                              25
         Annual Statements                                                 25

         Rights of Ownership                                               25
         Beneficiary                                                       26
         Modification                                                      26
FEDERAL TAX MATTERS                                                        27
         Taxation of Manufacturers Life of America                         27
         Tax Treatment of the Policies                                     27
         Purchase of Policies by Qualified Plans                           29
ADDITIONAL INFORMATION ABOUT MANUFACTURERS
         LIFE OF AMERICA                                                   29
         Description of Business                                           29
         Responsibilities Assumed By Manufacturers Life                    30
         Selected Financial Data                                           31
         Management Discussion and Analysis of Financial Condition
           Results of Operations                                           32
         Executive Officers and Directors                                  42
         Executive Compensation                                            43
         Legal Proceedings                                                 48
         State Regulations                                                 48
OTHER MATTERS                                                              48
         Special Provisions For Group or Sponsored Arrangements            48
         Sale of the Policies                                              49
         Voting Rights                                                     49
         Further Information                                               49
         Experts                                                           50
         Performance and Other Comparative Information                     50
         Advertising Performance of Variable Accounts                      50
         Exchange Offer
APPENDIX A
         Annuity Options
APPENDIX B                                                                 87
         Simple Calculations Of Market Value Adjustments
           And Withdrawal Charges                                          87
FINANCIAL STATEMENTS



THIS PROSPECTUS IS NOT AN OFFER TO SELL THE POLICIES AND IS NOT SOLICITING AN OFFER TO BUY THE POLICIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

DEFINITIONS

"ACCUMULATION PERIOD" is the period from the date the Company receives the first purchase payment to the Elected Annuity Date.

"ANNUITANT" means a person upon whose life annuity payments are based. An Annuitant has no rights under the Policy.

"ANNUITY COMMENCEMENT DATE" means the date on which the first annuity payment is made.

"BUSINESS DAY" is any day that the New York Stock Exchange is open for trading and trading is not restricted. The net asset value of the underlying shares of a Variable Account will be determined on each Business Day.

"CHARITABLE REMAINDER TRUST" means a trust established pursuant to Section 664 of the Internal Revenue Code of 1986, as amended.

"CUMULATIVE NET EARNINGS" means the greater of (i) zero and (ii) the Policy Value less the sum of Net Purchase Payments remaining after adjustments for any prior withdrawals.

"ELECTED ANNUITY DATE" means the date selected by the Policyowner on which the first annuity payment is due.

"FIXED ACCOUNT" or "FIXED ACCOUNTS" are the various accounts in which allocations are credited with a Guaranteed Rate for a set period of time if the allocations are maintained until the Maturity Date.

"FIXED ACCOUNT VALUE" is the sum of the values of a Policy's interest in the Fixed Accounts prior to application of any Market Value Adjustment calculated as set forth in Description of the Policies -- "Policy Value" (the Fixed Accounts).

"GENERAL ACCOUNT" is all assets of the Company except those allocated to Separate Account Two, Separate Account A, or other separate accounts of the Company.

"GROSS WITHDRAWAL AMOUNT" is the amount of any full surrender or partial withdrawal prior to (i) the deduction of any applicable charges or withholding taxes and (ii) any adjustment for applicable Market Value Adjustments.

"GUARANTEE PERIOD" is a period during which a Guaranteed Rate will be paid on an allocation to a Fixed Account.

"GUARANTEED INTEREST ACCOUNT" is the account in which allocations earn interest at a rate guaranteed not to fall below 3% per annum and which can be reset daily.

"GUARANTEED INTEREST ACCOUNT VALUE" is the value of a Policy's interest in the Guaranteed Interest Account.

"GUARANTEED RATE" is the rate of interest credited by the Company on a Fixed Account for a given Guarantee Period.

"MARKET VALUE ADJUSTMENT" is an adjustment to any portion of the Fixed Account Value which is surrendered, withdrawn, annuitized or transferred prior to the Maturity Date.

"MATURITY DATE" is the last day of a Guarantee Period.

"NET PURCHASE PAYMENTS" are gross purchase payments less deductions for applicable premium taxes.

"PAYEE" is a person designated by the Policyowner to receive the annuity payments due and payable on and after the Annuity Commencement Date.

"POLICY VALUE" means the value during the Accumulation Period of amounts accumulated under the Policy. The Policy Value is the sum of the Variable Policy Value, the Guaranteed Interest Account Value and the Fixed Account Value.

"POLICY YEARS", "POLICY ANNIVERSARIES" and "POLICY MONTHS" are determined from the date the initial purchase payment is allocated. The first Policy Anniversary will be on the same date of the same month one year later.

"PURCHASE PAYMENT" is an amount paid under the Policy.

"QUALIFIED POLICY" means a Policy used in connection with a retirement plan which receives favorable federal income tax treatment under sections 401 or 408 of the Internal Revenue Code of 1986, as amended ("Code").

"SERVICE OFFICE" is the office designated by the Company to service the Policy.

"SURVIVOR BENEFIT AMOUNT" is the amount to which the Policy Value may be set on the death of the original Policyowner.

"UNIT" is an index used to measure the value of a Policy's interest in a Variable Account.

"VARIABLE ACCOUNT" or "VARIABLE ACCOUNTS" are any one or more of the various sub-accounts of Separate Account Two.

"VARIABLE POLICY VALUE" is the sum of the value of a Policy's interest in each of the Variable Accounts calculated as set forth in Description of the Policies -- "Policy Value" (The Variable Accounts).

SUMMARY OF POLICIES

OVERVIEW OF THE POLICIES. The Policies provide a flexible investment program for accumulating amounts under retirement plans which receive favorable federal income tax treatment pursuant to sections 401 or 408 of the Internal Revenue Code of 1986, as amended (the "Code") ("Qualified Policies"), or under plans and trusts not entitled to any special tax treatment ("Nonqualified Policies"). Under the Policies, the Policyowner makes purchase payments to the Company over a period of time (the "Accumulation Period") and then, beginning on a date selected by the Policyowner (the "Elected Annuity Date"), the Company makes periodic annuity payments to the person designated by the Policyowner to receive such payments. The Company generally issues the Policies to persons up to age 75 and offers the Policies both on an individual basis and in connection with group or sponsored arrangements. See Description of the Policies -- "Purchasing A Policy".

PURCHASE PAYMENTS. The minimum initial purchase payment is $5,000 ($2,000 for Qualified Plans). Subsequent purchase payments must be at least $500. The Company may alter these minimum payment amounts on 90 days written notice to the Policyowner. It may also institute a pre-authorized payment plan which provides for automatic monthly deductions and which may permit smaller payments.

FUNDING ARRANGEMENTS. The Policyowner may allocate purchase payments among three types of accounts: the Variable Accounts, the Guaranteed Interest Account and, in some jurisdictions, the Fixed Accounts.

         - The Variable Accounts are sub-accounts of the Company's Separate Account Two. The Company invests the assets of each sub-account in shares of a corresponding Portfolio of the Manufacturers Investment Trust (sometimes referred to as the "Trust"). The Company may in the future add sub-accounts and Portfolios to those currently available to Policyowners.

         - Purchase payments allocated to the Guaranteed Interest Account earn interest at a rate which the Company can reset daily but which the Company guarantees will not to be less than 3% per annum.

         - Purchase payments allocated to the Fixed Accounts earn a fixed rate of interest only if held to maturity.

ALLOCATION OF PURCHASE PAYMENTS. The Policyowner may specify how purchase payments are to be allocated among the Variable Accounts, Fixed Accounts and Guaranteed Interest Account. Allocations are made as a percentage of Net Purchase Payments. The percentage allocation to any account may be any whole number between 0 and 100, provided the total percentage allocations equal 100. The Policyowner may change the specified allocation of Net Purchase Payments at any time without charge. If no allocation is specified, the Company will allocate purchase payments as set forth in the Policyowner's previous allocation request. See Description of the Policies -- "Restrictions Applicable To Purchase Payments".

ANNUITY PAYMENTS. The Company makes annuity payments on a fixed basis only beginning on the Elected Annuity Date. The Policyowner may change the Elected Annuity Date to any date so long as annuity payments will begin by the end of the year in which the Annuitant reaches age 85 or, under some Qualified Policies, no later than April 1 following the year in which the Annuitant reaches age 70. The Annuitant is the person upon whose life annuity payments are based. If application of the Policy Value would result in annuity payments of less than $20 monthly, $60 quarterly, $100 semi-annually or $200 annually, the Company will pay the Policy Value to the Policyowner in a single sum. See Description of the Policies --"Commencement of Annuity Payments".

SURRENDERS OR WITHDRAWALS. At any time prior to the Annuity Commencement Date, a Policyowner may fully surrender the Policy for, or make a cash withdrawal in an amount not exceeding, its Policy Value, reduced by any applicable withdrawal charge and record-keeping charge, and adjusted for any Market

Value Adjustment. A full surrender or cash withdrawal may be subject to a tax penalty. (See "Tax Treatment Of The Policies".) The minimum cash withdrawal that a Policyowner may request at any one time is $500. Some Qualified Policies contain restrictions on withdrawal rights. See Description of the Policies -- "Surrender Or Withdrawal Rights".

TRANSFERS. Subject to certain restrictions, a Policyholder may transfer amounts at any time among the Guaranteed Interest Account, the Variable Accounts and the Fixed Accounts (see Description of the Policies -- "Transfers of Policy Value").

         -        Transfers into the accounts may be made in any amount.

         - Transfers from Fixed Accounts may be subject to a Market Value Adjustment.

         - Transfers from any account of less than the entire account value must be at least $500, including transfers under the Dollar Cost Averaging program; this restriction does not apply to transfers which are made pursuant to the Asset Allocation Balancer program or which are designed to change percentage allocations of assets among accounts.

         - Transfers from the Guaranteed Interest Account are limited in any one Policy Year to the greater of $500 or 15% of the Guaranteed Interest Account Value at the previous Policy Anniversary.

CHARGES AND DEDUCTIONS.

         DEDUCTIONS FROM PURCHASE PAYMENTS. There is no deduction from purchase payments for sales expenses. The Company may deduct any applicable premium taxes attributable to the Policies (currently such taxes range from 0% to 3.5%).

         WITHDRAWAL CHARGES. The Company may impose a withdrawal charge (contingent deferred sales charge)if the Policyowner fully surrenders or makes a partial withdrawal under a Policy. The withdrawal charge is a percentage of the total surrender or withdrawal amount (the "Gross Withdrawal Amount"). The applicable percentage will depend upon the date of the purchase payment to which the Gross Withdrawal Amount is attributed. The maximum withdrawal charge is 8% of the Gross Withdrawal Amount, decreasing over time until, beginning in the seventh year after the purchase payment was made, it is 0%. The withdrawal charge may in no event exceed 8% of the total purchase payments made. The Gross Withdrawal Amount will also be adjusted by any applicable Market Value Adjustment and reduced by any applicable record-keeping charges or withholding taxes.

         MARKET VALUE ADJUSTMENT. When the Policyowner does not maintain amounts allocated to a Fixed Account until the last day of a Guarantee Period (the "Maturity Date") for that account, whether as a result of a surrender, partial withdrawal, transfer or the Annuity Commencement Date, the Company will apply a Market Value Adjustment. The Market Value Adjustment may cause a deduction from, or an addition to, the amounts surrendered, withdrawn, transferred or annuitized. In an investment environment of rapidly increasing interest rates, the Market Value Adjustment could cause the amount available from a Fixed Account upon surrender, withdrawal, transfer or on the Annuity Commencement Date to be substantially less than the amount allocated to that Fixed Account.

         RECORD-KEEPING CHARGE. The Company will deduct a record-keeping charge equal to 2% of the Policy Value, up to a maximum of $30, on the last day of each Policy Year or on the date of a full surrender made before the end of a Policy Year.

         MORTALITY AND EXPENSE RISKS AND ADMINISTRATION CHARGES. The Company will deduct(i) mortality and expense risks charges and (ii) an administration charge. Mortality and expense risks charges are deducted daily at an annual rate of .80% of assets of Separate Account Two, and monthly, at the beginning of each Policy Month, at an annual rate of .45% of the sum of the values of a Policy's interest in the sub-accounts of Separate Account Two ("Variable Policy Value") and the Fixed Accounts (prior to any application of any Market Value Adjustment). The administration charge is deducted daily at an annual rate of .20% of the assets of Separate Account Two.

         TRANSFER CHARGES. There is no charge for Dollar Cost Averaging transfers if Policy Value exceeds $15,000. The Company otherwise charges $5 per transfer.

         FREE LOOK RIGHT. Within ten days after receiving a Policy, the Policyowner may return it for cancellation by mailing it to the Company's Service Office. Within seven days after receipt, except where state insurance law requires return of any purchase payments, the Company will refund the Policy Value plus or minus any applicable Market Value Adjustment.

POLICYOWNER INQUIRIES

Policyowners should address all communications or inquiries relating to a Policy to the Company's Service Office at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5 (telephone: 1-800-827-4546 (1-800-VARILINE)). All notices and elections under a Policy must be received at that Service Office to be effective.

EXPENSE TABLE

The following table and example illustrate the various costs and expenses that a Policyowner will bear directly or indirectly. The table reflects expenses of Separate Account Two, the Fixed Accounts and the Trust. It does not reflect any deduction made to cover any premium taxes attributable to a Policy. Such taxes may be as much as 3.50% depending on the law of the applicable state or local jurisdiction. In addition, although the table does not reflect any charge for the Special Policy Access feature, the Company reserves the right to charge an administrative fee not to exceed $150 for withdrawal under this provision. However, currently no charge is imposed. THE EXAMPLE INCLUDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                  EXPENSE TABLE


                                                                           NUMBER OF
                                                                        COMPLETE POLICY
                                                                          YEARS SINCE
                                                                            PURCHASE
                                                                             PAYMENT               WITHDRAWAL
                                                                            WAS MADE                CHARGE

1.   POLICY AND TRANSACTION CHARGES:
     (a)  Withdrawal Charge (contingent deferred sales charge)               0-2.99                  8.00%
           (as a percentage of the lesser of amount surrendered or             3                     6.00%
           purchase payments)1:                                                4                     4.00%
                                                                               5                     2.00%
                                                                          6 or more                  None
     (b)  Record-Keeping Charge                                                                       $302
     (c)  Dollar Cost Averaging Charge (if selected and applicable)            3                       $ 5


                                                                                       ANNUAL RATE
2.   MORTALITY AND EXPENSE RISKS CHARGE
     (a)  Variable (Separate) Accounts
           - Charged daily as a percentage of average Variable Account
                Values 4                                                                   0.80%
           - Charged monthly as a percentage of the policy month-start
                Variable Account Value and Fixed Account Value                             0.45%
                                                                                           ----
                                                                                           1.25%
     (b)  Fixed Accounts
           - Charged monthly as a percentage of the policy month-start
                Fixed Account Assets                                                       0.45%
     (c)  Guaranteed Interest Account                                                      0.00%

3.   OTHER SEPARATE ACCOUNT EXPENSES
     Charge for administration charged daily as a percentage of average
       Variable Account Values                                                             0.20%
                                                                                           ----
TOTAL SEPARATE ACCOUNT AND OTHER ASSET BASED CHARGES                                       1.45%

4.MANUFACTURERS INVESTMENT TRUST ANNUAL EXPENSES

(AFTER APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS):
    As a percentage of underlying Trust's average net assets



                                                                     INVESTMENT                    TOTAL
                                                                     MANAGEMENT     OTHER          TRUST
PORTFOLIO                                                               FEES        EXPENSES*     EXPENSES
---------                                                               ----        ---------     --------
Pacific Rim Emerging Markets Trust                                     0.850%        0.360%        1.210%
Emerging Small Company Trust                                           1.050%        0.050%        1.100%
International Stock Trust                                              1.050%        0.200%        1.250%
Quantitative Equity Trust (formerly Common Stock Fund)                 0.700%        0.060%        0.760%
Real Estate Securities Trust                                           0.700%        0.060%        0.760%
Balanced Trust                                                         0.800%        0.070%        0.870%
Investment Quality Bond Trust                                          0.650%        0.070%        0.720%
Money Market Trust                                                     0.500%        0.120%        0.620%

        * Other Expenses include custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses. The Trust's investment adviser, Manufacturers Securities Services, LLC ("MSS") has agreed pursuant to its advisory agreement with the Trust to reduce its advisory fee or reimburse the Trust to the extent that such other expenses (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business) exceed .75% in the case of the International Stock Trust and Pacific Rim Emerging Markets Trust and, in the case of each of the other Portfolios listed above, .50% of the average annual net assets of such Portfolio. These expense limitations will continue in effect from year to year unless otherwise terminated by MSS on notice to the Trust.


1 The withdrawal charge decreases over time depending on the number of complete Policy Years elapsed since the date of the purchase payment to which the Company attributes the withdrawal. Under the free withdrawal provision, the Policyowner may withdraw in any Policy Year after the first up to 10% of the Policy Value as of the most recent Policy Anniversary free of the withdrawal charge. In addition, a Market Value Adjustment may cause a deduction from or addition to amounts withdrawn from the Fixed Accounts.

2 The Company will deduct a record-keeping charge of 2% of the Policy Value up to a maximum of $30 during the Accumulation Period on the last day of a Policy Year. The Company will also deduct such charge upon full surrender of a Policy on a date other than the last day of a Policy Year.

3 Transfers pursuant to the optional Dollar Cost Averaging program are free if Policy Value exceeds $15,000 at the time of the transfer, but otherwise incur a $5 charge.

4 The Company will deduct daily a mortality and expense risks charge at an annual rate of .80% of the assets of Separate Account Two, and will deduct monthly a mortality and expense risks charge at an annual rate of .45% of the sum of Variable Policy Value and Fixed Account Value.


EXAMPLE 5

If you surrender your Policy at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                        1 YEAR   3 YEARS     5 YEARS   10 YEARS
                                                        ------   -------     -------   --------
  MANUFACTURERS INVESTMENT TRUST
     PACIFIC RIM EMERGING MARKETS TRUST                  $101      $162        $185      $307
     EMERGING SMALL COMPANY TRUST                        $100      $159        $180      $296
     INTERNATIONAL STOCK TRUST                           $102      $163        $ 87      $310
     QUANTITATIVE EQUITY TRUST                           $ 97      $149        $ 63      $262
     REAL ESTATE SECURITIES TRUST                        $ 97      $149        $ 63      $262
     BALANCED TRUST                                      $ 98      $152        $169      $273
     INVESTMENT QUALITY BOND TRUST                       $ 97      $148        $161      $258
     MONEY MARKET TRUST                                  $ 95      $ 43        $ 53      $239

If you do NOT surrender your Policy or if you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                          1 YEAR   3  YEARS   5 YEARS   10 YEARS
                                                          ------   --------   -------   --------
MANUFACTURERS INVESTMENT TRUST
     PACIFIC RIM EMERGING MARKETS TRUST                    $28        $85       $ 14      $307
     EMERGING SMALL COMPANY TRUST                          $27        $82       $139      $296
     INTERNATIONAL STOCK TRUST                             $28        $86       $147      $310
     QUANTITATIVE EQUITY TRUST                             $23        $71       $122      $262
     REAL ESTATE SECURITIES TRUST                          $ 3        $71       $122      $262
     BALANCED TRUST                                        $24        $75       $128      $273
     INVESTMENT QUALITY BOND TRUST                         $23        $70       $120      $258
     MONEY MARKET TRUST                                    $22        $67       $115      $248


5 In this example, the $30 annual record-keeping charge has been reflected in the calculation of annual expenses by converting it to a percentage charge. In converting the charge to a percentage, an average account size of $40,000 was used. The 10% free withdrawal has been incorporated where applicable.

     Information concerning charges assessed under the Policies is set forth below. See Description of the Policies -- "Policy Charges". Information concerning the management fees paid by the Trust is provided under the caption "Management of the Trust" in the accompanying Trust prospectus.


    CONDENSED FINANCIAL INFORMATION

                    SCHEDULE OF ACCUMULATION UNIT VALUES AND
                         ACCUMULATION UNITS OUTSTANDING

The following table sets forth accumulation unit values. These are accounting data which do not reflect the impact of the following charges (which are not deducted as part of the calculation of accumulation unit values): withdrawal charges, record-keeping charges, the portion of the mortality and expense risk charges deducted monthly, deductions for premium taxes (if any), Dollar Cost Averaging, or Special Policy Access transactions. ACCORDINGLY, THE CHANGE IN ACCUMULATION UNIT VALUES OVER TIME SHOULD NOT BE VIEWED AS AN ACCURATE MEASURE OF THE INVESTMENT PERFORMANCE OF SEPARATE ACCOUNT TWO.

                                 [TO BE UPDATED]

            FOR THE PERIOD NOVEMBER 3, 1987 THROUGH DECEMBER 31, 1998
                                  SUB-ACCOUNTS


                          EMERGING SMALL COMPANY TRUST
                     (FORMERLY EMERGING GROWTH EQUITY FUND)

                                1987       1988        1989      1990      1991      1992      1993      1994        1995
                                ----       ----        ----      ----      ----      ----      ----      ----        ----
November 3 (Commencement)     $10.00
January 1 value               $10.87      $12.58       $17.72   $14.93     $25.33   $30.55   $37.47      $35.58
December 31 value             $10.87      $12.58       $17.72   $14.93     $25.33   $30.55   $37.47      $35.58       45.01
December 31 units                329      11,285       22,539   41,687     76,705  288,277  874,970   1,454,901   1,670,956


                                           1996        1997      1998
                                           ----        ----      ----
January 1 value                            $45.01       46.79   54.27
December 31 value                          $46.79       54.27
December 31 units                       1,681,075   1,423,816



                                 BALANCED TRUST
                         (FORMERLY BALANCED ASSETS FUND)

                                 1987    1988     1989      1990     1991       1992       1993         1994         1995
                                 ----    ----     ----      ----     ----       ----       ----         ----         ----
November 3
 (Commencement)                $10.00
January 1 value                         $10.20   $10.87    $13.06   $13.13     $16.04     $16.87        $18.70      $17.75
December 31 value              $10.20   $10.87   $13.06    $13.13   $16.04     $16.87     $18.70        $17.75      $21.91
December 31 units               1,645   21,509   47,074   118,664  201,901    515,812  1,293,922     2,001,928   2,189,632


                                       1996         1997        1998
                                       ----         ----        ----
January 1 value                       $21.91        23.98      27.96
December 31 value                     $23.98        27.96
December 31 unit                   2,312,513    2,198,485

 (Commencement)                     $10.00
January 1 value                               $10.15    $10.77   $12.14   $12.81   $14.76     $15.47     $16.94    $16.02
December 31 value                   $10.15    $10.77    $12.14   $12.81   $14.76   $15.47     $16.94     $16.02    $19.07
December 31 units                    1,039    17,737    36,191   51,268   69,024   168,747   499,877    672,365   789,655



                                        1996        1997      1998
                                        ----        ----      ----
January 1 value                         $19.07       19.35    20.82
December 31 value                       $19.35       20.82
December 31 units                      851,595     841,834


                               MONEY MARKET TRUST
                          (FORMERLY MONEY-MARKET FUND)

                                     1987    1988     1989     1990     1991     1992      1993       1994       1995
                                     ----    ----     ----     ----     ----     ----      ----       ----       ----
November 3
 (Commencement)                    $10.00
January 1 value                             $10.07   $10.68   $11.51   $12.28   $12.84    $13.15     $13.37      $13.75
December 31 value                  $10.07   $10.68   $11.51   $12.28   $12.84   $13.15    $13.37     $13.75      $14.38
December 31 units                   7,161   23,091   32,907  160,484  122,681  176,160   328,922    918,869   1,290,129


                                          1996         1997         1998
                                          ----         ----         ----
January 1 value                          $14.38        14.95        15.57
December 31 value                        $14.95        15.57
December 31 units                     1,375,204    1,225,881


                            QUANTITATIVE EQUITY TRUST
                          (FORMERLY COMMON STOCK FUND)

                                          1987     1988     1989     1990     1991     1992      1993      1994      1995
                                          ----     ----     ----     ----     ----     ----      ----      ----      ----
November 3
  (Commencement)                        $10.00
January 1 value                                   $10.43   $11.35   $14.68   $13.94   $17.97     $18.88   $21.19     $20.10
December 31 value                       $10.43    $11.35   $14.68   $13.94   $17.97   $18.88     $21.19   $20.10     $25.72
December 31 units                          709     7,257   20,202   43,044   78,327  194,079    485,195  803,568    977,871


                                                1996        1997     1998
                                                ----        ----     ----
January 1 value                                $25.72      30.03     38.60
December 31 value                              $30.03      38.60
December 31 units                           1,274,256  1,317,902


                          REAL ESTATE SECURITIES TRUST

                     (FORMERLY REAL ESTATE SECURITIES FUND)

                                     1987        1988        1989         1990         1991        1992       1993        1994
                                     ----        ----        -----        ----         ----        ----       ----        ----
November 3
 (Commencement)                    $10.00
January 1 value                    $ 9.99       $11.05       $11.95      $11.30       $15.78       $18.96    $23.01
December 31 value                  $ 9.99       $11.05       $11.95      $11.30       $15.78       $18.96    $23.01        $22.16
December 31 units                   1,642       12,733       17,676      17,834       24,956      134,707   711,630     1,205,880


                                        1995          1996          1997          1998
                                        ----          ----          ----          ----
January 1 value                       $22.16        $25.26         33.68         39.48
December 31 value                     $25.26        $33.68         39.48
December 31 units                  1,149,409     1,190,829     1,251,505


                            INTERNATIONAL STOCK TRUST
                          (FORMERLY INTERNATIONAL FUND)

                                                              1994           1995           1996          1997
                                                              ----           ----           ----          ----
October 4 (Commencement)                                    $10.00
January 1 value                                                             $9.72           $10.71       11.71
December 31 value                                           $ 9.72         $10.71            11.71       11.76
December 31 units                                           89,180        354,776          652,940     749,834


                                         1998
                                         ----
January 1 value                          11.76
December 31 value
December 31 units


                       PACIFIC RIM EMERGING MARKETS TRUST
                              (FORMERLY PACIFIC RIM
                             EMERGING MARKETS FUND)

                                                                 1994             1995         1996              1997
                                                                 ----             ----         ----              ----
October 4 (Commencement)                                        $10.00
January 1 value                                                                  $9.41       $10.38              11.29
December 31 value                                               $ 9.41          $10.38        11.29               7.36
December 31 units                                               67,272         261,208      502,325            497,230


                                         1998
                                         ----
January 1 value                          7.36
December 31 value
December 31 units

GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA

MANUFACTURERS LIFE OF AMERICA AND MANUFACTURERS LIFE

Manufacturers Life of America, a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), is a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. It is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Manufacturers USA, a life insurance company organized in 1955 under the laws of Maine and redomesticated under the laws of Michigan on December 30, 1992, is a wholly-owned subsidiary of Manulife Reinsurance Corporation (U.S.A.), a life insurance company organized in 1983 under the laws of Michigan which in turn is a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life"), a mutual life insurance company based in Toronto, Canada. Manufacturers Life and its subsidiaries, together, constitute one of the largest life insurance companies in North America and rank among the 60 largest life insurers in the world as measured by assets.

Manufacturers Life and Manufacturers Life of America have received the following ratings from independent rating agencies: Standard and Poor's Insurance Rating Service -- AA+ (for claims paying ability), A.M. Best Company -- A++ (for financial strength), Duff & Phelps Credit Rating Co. -- AAA (for claims paying ability), and Moody's Investors Service, Inc. -- Aa3 (for financial strength). However, neither Manufacturers Life of America nor Manufacturers Life guarantees the investment performance of the Separate Account.

On January 20, 1998, the Board of Directors of Manufacturers Life asked the management of Manufacturers Life to prepare a plan for conversion of Manufacturers Life from a mutual life insurance company to an investor-owned, publicly-traded stock company. Any demutualization plan for Manufacturers Life is subject to the approval of the Manufacturers Life Board of Directors and policyholders as well as regulatory approval

MANUFACTURERS LIFE OF AMERICA'S SEPARATE ACCOUNTS

Manufacturers Life of America is the legal owner of the assets in its separate accounts. The income, gains and losses of the separate accounts, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the accounts without regard to the other income, gains or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the accounts with a total market value at least equal to the reserves and other liabilities relating to Variable Account or Fixed Account benefits under all Policies participating in the accounts. While the assets of Separate Account Two may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts, the assets of Separate Account A may be so charged. However, all obligations under the Policies are general corporate obligations of Manufacturers Life of America.

The investments made by the separate accounts are subject to the requirements of applicable state laws. These investment requirements may differ between those for separate accounts supporting variable obligations and those for separate accounts supporting fixed obligations.

SEPARATE ACCOUNT TWO: THE VARIABLE ACCOUNTS

Manufacturers Life of America established its Separate Account Two on May 25, 1983 as a separate account under Pennsylvania law. Since December 9, 1992 the Separate Account has been operated under Michigan law. This account holds assets that are segregated from all of Manufacturers Life of America's other assets. Separate Account Two is currently used only to support the Variable Account obligations under variable annuity contracts.

Separate Account Two is registered with the SEC under the Investment Company Act of 1940 ("1940

Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of Separate Account Two. For state law purposes Separate Account Two is treated as a part or division of Manufacturers Life of America.

MANUFACTURERS INVESTMENT TRUST

Each sub-account of Separate Account Two will purchase shares only of a particular portfolio of Manufacturers Investment Trust. The Trust is registered under the 1940 Act as an open-end management investment company. Separate Account Two will purchase and redeem shares of the Trust at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the General Account or Separate Account A as requested by Policyowners, and for other purposes consistent with the Policies. Any dividend or capital gain distribution received from a portfolio will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding sub-account. Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by Manufacturers Life of America, or other insurance companies affiliated with the Company. Shares of the Trust will also be issued to Manufacturers Life of America's general account for certain limited investment purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits, see the accompanying Trust prospectus.

Manufacturers Investment Trust receives investment advisory services from MSS. MSS is a registered investment adviser under the Investment Advisers Act of 1940. The Trust also employs subadvisers. The following subadvisers provide investment subadvisory services to the indicated portfolios:




          PORTFOLIO                                 SUBADVISER

Aggressive Growth Portfolios
     Pacific Rim Emerging Markets Trust   Manufacturers Adviser Corporation*
     Emerging Small Company Trust         Franklin Advisers, Inc.
     International Stock Trust            Rowe Price-Fleming International, Inc.
Equity Portfolios
     Quantitative Equity Trust
       (formerly Common Stock Fund)       Manufacturers Adviser Corporation*
     Real Estate Securities Trust         Manufacturers Adviser Corporation*
Balanced Portfolio
     Balanced Trust                       Founders Asset Management LLC
Bond Portfolio
     Investment Quality Bond Trust        Wellington Management Company LLP
Money Market Portfolio
     Money Market Trust                   Manufacturers Adviser Corporation*

---------------

* Manufacturers Adviser Corporation is an indirect wholly-owned subsidiary of Manufacturers Life.

INVESTMENT OBJECTIVES AND CERTAIN POLICIES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to Policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met.

EMERGING SMALL COMPANY TRUST. The investment objective of the Emerging Small Company Trust is to seek maximum capital appreciation. Franklin Advisers, Inc. manages the Emerging Small Company Trust and will pursue this objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of small capitalization ("small cap") growth companies. In general, companies in which the portfolio invests will have market cap values of less than $1.5 billion at the time of purchase.

BALANCED TRUST. The investment objective of the Balanced Trust is current income and capital appreciation. Founders Asset Management, Inc. is the manager of the Balanced Trust and seeks to attain this objective by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

INVESTMENT QUALITY BOND TRUST. The investment objective of the Investment Quality Bond Trust is to seek a high level of current income consistent with the maintenance of principal and liquidity. Wellington Management Company manages the Investment Quality Bond Trust and seeks to achieve this objective by investing primarily in a diversified portfolio of investment grade corporate and U.S. Government bonds with intermediate to longer term maturities.

MONEY MARKET TRUST. The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity. Manufacturers Adviser Corporation manages the Money Market Trust and seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments.

QUANTITATIVE EQUITY TRUST (FORMERLY COMMON STOCK FUND). The investment objective of the Quantitative Equity Trust is to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above-average rate of return. Manufacturers Adviser Corporation manages the Quantitative Equity Trust.

REAL ESTATE SECURITIES TRUST. The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities. Manufacturers Adviser Corporation manages the Real Estate Securities Trust.

INTERNATIONAL STOCK TRUST. The investment objective of the International Stock Trust is to achieve long-term growth of capital. Rowe Price-Fleming International, Inc. manages the International Stock Trust and seeks to obtain this objective by investing primarily in common stocks of established, non-U.S. companies.

PACIFIC RIM EMERGING MARKETS TRUST. The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital. Manufacturers Adviser Corporation manages the Pacific Rim Emerging Markets Trust and seeks to achieve this investment objective by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries of the Pacific Rim region.

A full description of the Manufacturers Investment Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

DESCRIPTION OF THE POLICIES

PURCHASING A POLICY

The Policies are designed for use in connection with retirement plans entitled to special tax treatment under Sections 401 or 408 of the Code and retirement plans and trusts not entitled to any special tax treatment. The Policies are appropriate for group or sponsored plans with individual accounts or for purchase directly by individuals. (See Other Matters -- "Special Provisions for Group or Sponsored Arrangements".) A Policy will generally be issued to persons up to age 75. In certain circumstances Manufacturers Life of America may, in its sole discretion, issue a Policy to persons above age 75.

Except where application information and the initial purchase payment are supplied by electronic transmission, persons seeking to purchase Policies must submit an application and a check for the initial purchase payment. The application, whether written, or via electronic transmission, is subject to underwriting standards adopted by Manufacturers Life of America and Manufacturers Life of America reserves the right to reject any application. A properly completed application that is accompanied by the initial purchase payment and all information necessary for the processing of the application will normally be accepted within two business days. An incomplete application which is subsequently made complete will normally be accepted within two business days of completion; however, if an application is not completed properly or necessary information is not obtained within 5 working days, Manufacturers Life of America will offer to return the purchase payment.

Special provisions for electronic transmission of application information and purchase payments. In jurisdictions where it is not prohibited, Manufacturers Life of America will accept transmittal of initial and subsequent purchase payments by electronic transfer to the Service Office provided the transmission is (i) initiated by a broker-dealer from whom Manufacturers Life of America has agreed to accept such transfers and (ii) accompanied by the information necessary to issue a Policy and/or allocate the purchase payments.

Initial purchase payments made via electronic transfer and accompanied by the information necessary to issue a Policy will normally be accepted within two business days. If the accompanying information is incomplete but is subsequently made complete, it will normally be accepted within two business days; however, if the requested information cannot be obtained within five business days, Manufacturers Life of America will inform the broker-dealer, on the applicant's behalf, of the reasons for the delay and offer to return the purchase payment.

Based on the information provided by the electronic transmission, Manufacturers Life of America will generate an application and Policy to be forwarded to the applicant for signature.

"FREE LOOK" RIGHT

Within ten days after receiving a Policy, the Policyowner may return it for cancellation by mailing it to the Service Office. Within seven days after receipt, except where state insurance law requires return of any purchase payments made, Manufacturers Life of America will refund the Policy Value plus or minus any applicable Market Value Adjustment.

RESTRICTIONS APPLICABLE TO PURCHASE PAYMENTS

Purchase payments are made directly by the Policyowner. They may be made at any time until the Annuity Commencement Date or until the Policy is fully surrendered. If the Policyowner is an individual, purchase payments will not be permitted after the Policyowner's death unless the beneficiary is the Policyowner's spouse. If the Policyowner is not an individual, purchase payments will not be permitted after the Annuitant's death, unless the Policyowner is the trustee of a trust which is part of a qualified retirement plan described in section 401(a) of the Code. See Description of the Policies -- "Provisions on Death" (Death of the Policyowner and Death of the Annuitant). Purchase payments must be made to the Manufacturers Life of America Service Office.

The minimum initial purchase payment is $5,000 ($2,000 for Qualified Plans). This can be allocated to the Variable Accounts, the Guaranteed Interest Account or the Fixed Accounts. Subsequent purchase payments must be at least $500. If an additional purchase payment would cause the Policy Value to exceed $1,000,000, or if the Policy Value should already exceed $1,000,000, the prior approval of Manufacturers Life of America will be required for an additional purchase payment. If, for any reason, the Policy Value should fall to zero, the Policy and all rights of the Policyowner and any other person under the Policy, will terminate and no further purchase payments may be made.

Manufacturers Life of America reserves the right to alter the minimum payment amounts on 90 days written notice to the Policyowner and it further reserves the right to institute a pre-authorized payment plan which will provide for automatic monthly deductions and which may permit smaller payments.

A Policyowner should specify how each purchase payment is to be allocated. The percentage allocation to any account may be any whole number between 0 and 100, provided the total percentage allocations equal 100. A Policyowner may change the way in which Net Purchase Payments are allocated at any time without charge. The change will take effect on the date a written or telephonic request for change satisfactory to Manufacturers Life of America is received at its Service Office. If no allocation is specified, a purchase payment will be allocated using the same percentages as specified in the last allocation request received from the Policyowner. Such allocation will be made at the end of the Business Day in which the purchase payment is received at the Manufacturers Life of America Service Office. Manufacturers Life of America will send a confirmation of its receipt of each purchase payment.

POLICY VALUE

The Policy Value at any time is equal to the sum of the Variable Policy Value, the Fixed Account Value and the Guaranteed Interest Account Value. The Policy Value is available to the Policyowner through a partial withdrawal or a full surrender. See "Surrender or Withdrawal Rights" below. The portion of the Policy Value based on the Variable Policy Value is not guaranteed and will vary each Business Day with the investment performance of the underlying Portfolios.

Reserves for Policy Values allocated to the Guaranteed Interest Account will be held in the General Account of Manufacturers Life of America. Reserves for Policy Values allocated to the Fixed Accounts will either be held in Separate Account A or in the General Account of Manufacturers Life of America, depending upon the requirements of the jurisdiction in which a Policy is purchased.

THE FIXED ACCOUNTS

Manufacturers Life of America established its Separate Account A on December 1, 1992 as a separate account under Michigan law. It is not a registered investment company. This account holds assets that are segregated from all of Manufacturers Life of America's other assets. Separate Account A is currently used only to support the Fixed Account obligations under variable annuity contracts. These Fixed Account obligations are based on interest rates credited to Fixed Accounts and do not depend on the investment performance of Separate Account A. Any gain or loss in Separate Account A accrues solely to Manufacturers Life of America and Manufacturers Life of America assumes any risk associated with the possibility that the value of the assets in Separate Account A might fall below the reserves and other liabilities that must be maintained. Should the value of the assets in Separate Account A fall below such reserves and other liabilities, Manufacturers Life of America will transfer assets from its General Account to Separate Account A to make up the shortfall. Manufacturers Life of America reserves the right to transfer to its General Account any assets of Separate Account A in excess of such reserves and other liabilities and to maintain assets in Separate Account A which support any number of annuities which

Manufacturers Life of America offers or may offer. The assets of Separate Account A are not insulated from the claims of Manufacturers Life of America's creditors and may be charged with liabilities which arise from other business conducted by Manufacturers Life of America. Thus Manufacturers Life of America may, at its discretion if permitted by applicable state law, transfer existing Fixed Account assets to, or place future Fixed Account allocations in, its General Account for purposes of administration.

The assets of Separate Account A will be invested in those assets chosen by Manufacturers Life of America and permitted by applicable state laws for separate account investments.

The Policyowner may allocate Net Purchase Payments directly to the Fixed Accounts or transfer Policy Values to the Fixed Accounts provided such allocations are permitted by the Policyowner's jurisdiction. Each allocation to a Fixed Account is accounted for separately and earns a fixed rate of interest for a set period of time called a "Guarantee Period".

Currently, Guarantee Periods ranging from 1 to 10 years are offered under the Policies.

To the extent permitted by law, Manufacturers Life of America reserves the right at any time to offer Guarantee Periods with durations that differ from those available at the date of this prospectus. Manufacturers Life of America also reserves the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. These actions may be taken upon 60 days written notice to the Policyowner.

If the Policyowner surrenders, withdraws or transfers any Policy Value attributable to the Fixed Accounts prior to the end of the applicable Guarantee Period, a Market Value Adjustment will apply. (See Description of the Policies -- "Policy Charges" -- Market Value Adjustment).

If Manufacturers Life of America does not receive written notice at least 7 days prior to the end of the Guarantee Period of a Fixed Account indicating what action to take with respect to funds in the Fixed Account upon maturity thereof, the funds will be allocated to a new Fixed Account for the same Guarantee Period as the matured Fixed Account. If the same Guarantee Period is no longer available, we will use the next shortest available Guarantee Period; provided that Manufacturers Life of America will not allocate funds to a Guarantee period that extends beyond the Elected Annuity Date. If the required Guarantee Period is not available, funds will be transferred to the Guaranteed Interest Account.

FIXED ACCOUNT VALUE. The value of a Policyowner's interest in a Fixed Account reflects all interest credited to or accrued to date on the Fixed Account, all purchase payments or transfers allocated to the Fixed Account, any withdrawals or transfers from the Fixed Account, any applicable withdrawal or other charges deducted from the account, and any applicable Market Value Adjustments previously made.

THE GUARANTEED INTEREST ACCOUNT

As noted above, Policyowners may accumulate value on a variable basis, by allocating purchase payments to one or more sub-accounts of Separate Account Two, or on a fixed basis by allocating purchase payments either to one or more of the Fixed Accounts, or, if permitted by the Policyowner's jurisdiction, to the Guaranteed Interest Account. Amounts allocated to the Guaranteed Interest Account will earn a minimum interest rate of 3% per annum. Manufacturers Life of America may credit interest at a rate in excess of 3% per annum; however, it is not obligated to do so. The rate of interest credited is subject to change daily. No specific formula governs the determination of the rate to be credited in excess of 3% per annum.

GUARANTEED INTEREST ACCOUNT VALUE. The value of a Policyowner's interest in the Guaranteed Interest Account reflects all interest credited to or accrued to date on the account, all purchase payments or transfers allocated to the Guaranteed Interest Account, any withdrawals or transfers from the Guaranteed Interest Account and any applicable withdrawal and other charges deducted from the Guaranteed Interest Account.

THE VARIABLE ACCOUNTS

VARIABLE POLICY VALUE. Upon receipt of a purchase payment at its Service Office, Manufacturers Life of America credits the Policy with a number of units for each Variable Account based upon the portion of the purchase payment allocated to the Variable Account. Units are also credited to reflect any transfers to a Variable Account. Units are cancelled whenever amounts are deducted, transferred or withdrawn from a Variable Account, any charge or deduction is assessed against a Variable Account, on the Annuity Commencement Date, or on payment of proceeds payable on death.

The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to an initial payment submitted with a completed purchase application will be based on the applicable unit values for either the Business Day on which the payment is received at the Manufacturers Life of America's Service Office or other office or entity so designated by Manufacturers Life of America or the following Business Day, depending on when the application is accepted. Units will be credited with respect to any subsequent purchase payments allocated to, or transfers into, a Variable Account based on the applicable unit values of the Business Day on which the payment or transfer request is so received. The number of units cancelled in connection with partial withdrawals, transfers out of a Variable Account or deduction of charges from a Variable Account will also be based on the applicable unit values of the Business Day on which the requests for a partial withdrawal or transfer are so received, or on which deductions are made.

Units are valued at the end of each Business Day. A Business Day is deemed to end at the time of the determination of the net asset value of the Trust shares. When an order involving the crediting or canceling of units is received after the end of a Business Day or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value or Variable Account Value to be made on a day which is not a Business Day will be made on the next Business Day.

The value of a unit of each Variable Account was initially fixed at $10.00. For each subsequent Business Day the unit value of a particular Variable Account is the value of the adjusted net assets of that account at the end of the Business Day divided by the total number of units.

The value of a unit may increase, decrease or remain the same, depending on the investment performance of a Variable Account from one Business Day to the next. The unit value for any Variable Account for any Business Day is the result of
(a) minus (b) divided by (c), where:

(a) is the net assets of the Variable Account as of the end of such Business
Day;

(b) is a charge not exceeding .000027397 for each calendar day since the preceding Business Day, multiplied by the net assets of the Variable Account as of the end of such Business Day, corresponding to a charge of 0.80% per annum for mortality and expense risks, and 0.20% per annum for the administration charge; and

(c) is the total number of units of the Variable Account.

Manufacturers Life of America reserves the right to adjust the above formula to provide for any taxes determined by it to be attributable to the operations of Separate Account Two.

ANNUITY VALUE GUARANTEE

The Annuity Value Guarantee guarantees that, in those jurisdictions where permitted, under certain conditions the Policy Value available at the Annuity Commencement Date will be the greater of the Policy

Value or an amount reflecting the purchase payments and withdrawals made by the Policyowner.

Such amount is calculated as follows: (1) when the Policy is issued, the amount is set equal to the initial purchase payment; (2) each time a purchase payment is made the amount is increased by the amount of the purchase payment; and (3) each time a withdrawal is made, the amount is reduced by the same percentage as the Gross Withdrawal Amount bears to the Policy Value.

This Guarantee will be effective only for Policies owned individually or jointly with another individual, unless otherwise required by state law, and only if the Annuity Commencement Date is a date within 30 days of the later of the tenth Policy Anniversary or the first Policy Anniversary after the original Policyowner (or the older of two original joint Policyowners) is age 65. If the Annuity Commencement Date does not fall within this time frame, the Policy may still be eligible for this Guarantee. Thereafter eligibility will re-occur every fifth anniversary, provided the Annuity Commencement Date is within 30 days thereof.

The Policyowner will cease to be eligible for the Annuity Value Guarantee if, at any time, (i) the Policyowner makes a withdrawal or transfers money out of a Fixed Account prior to that account's Maturity Date or (ii) the Annuity Commencement Date is prior to the Maturity Date of any Fixed Account to which the Policyowner has allocated values.

TRANSFERS OF POLICY VALUE

Subject to the restrictions described below, transfers may be made among any of the accounts at any time during the Policy Year free of charge. Manufacturers Life of America does, however, reserve the right to limit, upon notice, the maximum number of transfers a Policyowner may make to one per month or six at any time within a Policy Year. In addition, Manufacturers Life of America also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

The minimum dollar amount of all transfers pursuant to a single transfer request, except for transfers pursuant to the Asset Allocation Balancer program or transfers designed to change percentage allocations of assets, is $500. The maximum amount that may be transferred from the Guaranteed Interest Account in any one Policy Year is the greater of $500 or 15% of the Guaranteed Interest Account Value at the previous Policy anniversary. Any transfer which involves a transfer out of the Guaranteed Interest Account may not involve a transfer to the Variable Accounts' Money Market Trust.

Transfer requests must be satisfactory to Manufacturers Life of America and in writing, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in Manufacturers Life of America's liability for any losses due to unauthorized or fraudulent telephone transfers, Manufacturers Life of America will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Manufacturers Life of America will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming a valid telephone authorization form is on file, tape recording all telephone transactions and providing written confirmation thereof.

LIMITATIONS. To the extent that surrenders, partial withdrawals and transfers out of a Variable Account exceed net premium allocations and transfers into that Variable Account, portfolio securities of the underlying Fund may have to be sold. Excessive sales of the Fund's portfolio securities in such a situation could be detrimental to that Fund and to Policyowners with Policy Values allocated to Variable Accounts investing in that Fund. To protect the interests of all Policyowners, the Policy's transfer privilege is limited as described below.

So long as effecting all requested transfers out of the Equity Index Trust Sub-account in a particular Business Day would not reduce the number of shares of the underlying Equity Index Trust outstanding at the close of the prior Business Day by more than 5%, all such requests will be effected. However, net transfers out of that sub-account greater than 5% would be permitted only if, and to the extent that, in the judgment of Manufacturers Adviser Corporation, they would not result in detriment to the underlying Equity Index Trust or to the interests of Policyowners or others with assets allocated to that Portfolio. If and when transfers must be limited to avoid such detriment, some requests will not be effected. In determining which requests will be effected, transfers pursuant to the Dollar Cost Averaging program will be effected first, followed by Asset Allocation Balancer transfers, written requests next and telephone requests last. Within each such group, requests will be processed in the order received, to the extent possible. Policyowners whose transfer requests are not effected will be so notified. Current S.E.C. rules preclude Manufacturers Life of America from processing at a later date those requests that were not effected. Accordingly, a new transfer request would have to be submitted in order to effect a transfer that was not effected because of the limitations described in this paragraph. Manufacturers Life of America may be permitted to limit transfers in certain other circumstances. (See Description of the Policies -- "Other General Policy Provisions" -- Deferral of Payments).

DOLLAR COST AVERAGING

Manufacturers Life of America will offer Policyowners a Dollar Cost Averaging program. Under this program amounts will be automatically transferred at predetermined intervals from one Variable Account to any other Variable Account(s), or a Fixed Account or the Guaranteed Interest Account.

Under the Dollar Cost Averaging program the Policyowner will designate a dollar amount of available assets to be transferred at predetermined intervals from one Variable Account into any other Variable Account(s) or a Fixed Account or the Guaranteed Interest Account.

Each transfer under the Dollar Cost Averaging program must be at least $500 and Manufacturers Life of America reserves the right to change this minimum at any time upon notice to the Policyowner. Currently, there is no charge for this program if Policy Value exceeds $15,000; otherwise a charge of $5 per transfer or series of transfers occurring on the same transfer date will apply. If insufficient funds exist to effect a Dollar Cost Averaging transfer, including the charge, if applicable, the transfer will not be effected and the Policyowner will be so notified. Manufacturers Life of America reserves the right to cease to offer the Dollar Cost Averaging program on 90 days' written notice to the Policyowner.

ASSET ALLOCATION BALANCER

Manufacturers Life of America will also offer Policyowners the ability to have amounts automatically transferred among stipulated accounts to maintain an allocated percentage in each stipulated account.

Under the Asset Allocation Balancer program the Policyowner will designate an allocation of Policy Value among the Variable Accounts. Every six Policy Months, Manufacturers Life of America will move amounts out of Variable Accounts and into other Variable Accounts as necessary to maintain the Policyowner's chosen allocation. Currently, there is no charge for this program. A change to the policyowner's premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the Policyowner instructs Manufacturers Life of America otherwise or has a Dollar Cost Averaging request in effect. Manufacturers Life of America reserves the right to institute a charge for this program or to cease to offer the Asset Allocation Balancer Program on 90 days' written notice to the Policyowner.

SURRENDER OR WITHDRAWAL RIGHTS

At any time prior to the Elected Annuity Date, a Policyowner may fully surrender the Policy for, or make a partial withdrawal in an amount not exceeding, its Policy Value, reduced by any applicable withdrawal or record-keeping charge and any applicable withholding taxes and reduced or augmented by any applicable Market Value Adjustment. (See Description of the Policies -- "Policy Charges".) For certain Qualified Policies, exercise of the right to surrender may require the consent of the Policyowner's spouse under regulations promulgated by the Treasury or Labor Department.

In any Policy Year after the first and before the Elected Annuity Date, up to 10% of the Policy Value as of the most recent Policy Anniversary may be surrendered or withdrawn free of the withdrawal charge. In states where permitted, if the Policyowner is a Charitable Remainder Trust, in any Policy Year after the first and before the Elected Annuity Date, the Policyowner may withdraw, free of the withdrawal charge, the greater of (i) 10% of the Policy Value as of the most recent Policy Anniversary or (ii) Cumulative Net Earnings under the Policy. During the first Policy Year, if the Policyowner is a Charitable Remainder Trust, the Policyowner may withdraw, free of the withdrawal charge, up to 10% of the cumulative Net Purchase Payments as reduced by prior withdrawals. The amount received on withdrawal will be adjusted for any applicable Market Value Adjustment. Amounts surrendered or withdrawn during a Policy Year which exceed the foregoing sums will be subject to a withdrawal charge.

In the case of a full surrender of a Policy, Manufacturers Life of America will pay the Policy Value reduced by any applicable withdrawal or record-keeping charges and any applicable withholding taxes, and adjusted by any applicable Market Value Adjustment as of the Business Day on which the request for surrender is received at its Service Office, and the Policy will be cancelled. In the case of a partial withdrawal from the Variable Accounts, Manufacturers Life of America will pay the amount requested and cancel that number of units credited to each Variable Account necessary to equal the amount of the partial withdrawal plus any applicable withdrawal charges and withholding taxes. In the case of a partial withdrawal from the Fixed Account or the Guaranteed Interest Account, Manufacturers Life of America will pay the amount requested. The Fixed Account Value and/or the Guaranteed Interest Account Value will be reduced by the amount withdrawn and any applicable withdrawal charges and withholding taxes, and adjusted by any applicable Market Value Adjustment. In any event, should there not be sufficient funds available in the designated account or accounts equal to the Gross Withdrawal Amount, Manufacturers Life of America will notify the Policyowner and await further instruction before effecting any withdrawal. (For a discussion of withholding taxes see Federal Tax Matters -- "Tax Treatment of the Policies".)

For a partial withdrawal, the Policyowner should specify the account(s) from which the withdrawal should be made. If no specification is indicated, the withdrawal will not be made and the Policyowner will be so notified.

There is no limit on the frequency of partial withdrawals; however, the requested withdrawal must be at least $500. Any request for a partial withdrawal or a full surrender of a Policy must be in writing and delivered to the Manufacturers Life of America Service Office. If the amount to be withdrawn exceeds $10,000, it must be accompanied by a guarantee of the Policyowner's signature by a commercial bank, trust company, member of the National Association of Securities Dealers, Inc., a notary public, or any other individual or association designated by Manufacturers Life of America.

SPECIAL POLICY ACCESS

In those states where permitted, if the Policyowner should become terminally ill, he or she will be permitted to make one full surrender or partial withdrawal without imposition of withdrawal charges. If partial withdrawal is chosen, the Survivor Benefit Amount and Annuity Value Guarantee, if applicable, will be reduced accordingly. To be eligible, Manufacturers Life of America must receive written evidence acceptable to Manufacturers Life of America, including a written statement from a licensed medical doctor, that the Policyowner is terminally ill and has a life expectancy of one year or less and the consent of any irrevocable beneficiary and any assignee.

There is currently no charge associated with this feature. However, Manufacturers Life of America reserves the right to impose an administrative charge not to exceed $150 for a partial withdrawal or full surrender pursuant to this provision.

PROVISIONS ON DEATH

In the discussions that follow, references to the age, death, life expectancy, or marital status of a Policy owner do not apply to a Policyowner who owns a Policy other than individually or jointly with another person, except the Survivor Benefit amount which will apply upon death of the annuitant if the Policyowner is a charitable remainder trust. In addition, references to the death of the original Policyowner include the first to die of two joint Policyowners.

SURVIVOR BENEFIT AMOUNT

Upon occurrence of the death of the original Policyowner, Manufacturers Life of America will compare the Policy Value to the Survivor Benefit Amount and, if the Policy Value is lower, Manufacturers Life of America will deposit sufficient funds into the Money-Market Variable Account to make the Policy Value equal the Survivor Benefit Amount. Any funds which Manufacturers Life of America deposits into the Money-Market Variable Account will not be deemed a purchase payment for purposes of calculating withdrawal charges.

The Survivor Benefit Amount is calculated as follows: (1) when the Policy is issued, the Survivor Benefit Amount is set equal to the initial purchase payment; (2) each time a purchase payment is made, the Survivor Benefit Amount is increased by the amount of the purchase payment; (3) each time a withdrawal is made, the Survivor Benefit Amount is reduced by the same percentage as the Gross Withdrawal Amount bears to the Policy Value; (4) in jurisdictions where it is allowed, on every sixth Policy Anniversary Manufacturers Life of America will set the Survivor Benefit Amount to the greater of its current value or the Policy Value on that Policy Anniversary, provided the original Policyowner is still alive and is not older than age 85.

Subsequent to the death of the original Policyowner, the Variable Policy Value will continue to reflect the investment performance of the selected Variable Accounts.

JOINT OWNERSHIP

If the Policy is owned jointly, the proceeds of the Survivor Benefit Amount will be payable on the first death of a Policyowner. However, if the surviving Policyowner is the spouse of the deceased and elects to continue the Policy, payment of the Survivor Benefit Amount will be deferred. The Survivor Benefit Amount will continue to be calculated as described above if payment is deferred.

If the surviving Policyowner is not the spouse of the deceased Policyowner, the proceeds of the Survivor Benefit Amount will be payable as set out in the non-spousal ownership provisions of the section entitled Provisions on Death -- "Death of the Policyowner".

DEATH OF THE POLICYOWNER

DEATH PRIOR TO ANNUITY COMMENCEMENT DATE. If any Policyowner dies before the Elected Annuity Date, all amounts will remain as allocated by that Policyowner until Manufacturers Life of America receives further instructions from the new Policyowner, or the surviving Policyowner if the Policy was owned jointly. The new or surviving Policyowner can make withdrawals, transfer amounts, assign the policy and name a payee, prior to payment of the Policy Value as described below.

If the new or surviving Policyowner is the spouse, he or she can:

(a) continue the Policy and may make further purchase payments; or

(b) make a full surrender or partial withdrawal of the Policy Value within 60 days after the death without imposition of a Market Value Adjustment or withdrawal charge except with respect to withdrawal of purchase payments received after the death of the Policyowner; or

(c) elect to receive payment under a guaranteed annuity option. If the payment is made as an annuity, the Policy Value used to provide the annuity will be determined as of the date Manufacturers Life of America receives written notification of the election at its Service Office.

However, if a partial withdrawal or a full surrender of the Policy Value occurs more than 60 days after the death of the Policyowner, the payment will be based on the Policy Value determined as of the date of payment, adjusted for any applicable Market Value Adjustment and withdrawal charge. (See Description of the Policies -- "Market Value Adjustment" and "Policy Charges".)

The Policy will continue under option (a) in the absence of a written notification from the surviving spouse to do otherwise.

If the new or surviving Policyowner is not the spouse, he or she can:

(a) continue the Policy. If this option is selected, no further purchase payments can be made, and the Policy must be surrendered within 5 years of the death. Applicable Market Value Adjustments and withdrawal charges will be imposed. (See Description of the Policies -- "Market Value Adjustment" and "Policy Charges".); or

(b) make a full surrender or partial withdrawal of the Policy Value within 60 days after the death without imposition of a Market Value Adjustment or withdrawal charge; or

(c) elect to receive payment under a guaranteed annuity option. If the payment is made as an annuity, (i) the Policy Value used to provide the annuity will be determined as of the date Manufacturers Life of America receives written notification of the election at its Service Office, (ii) the only Annuity Options available are options 1, 2(b), or 2(c) of the Annuity Options described in Appendix A, (iii) the period selected for payment must not extend beyond the new or surviving Policyowner's life expectancy, and (iv) payments under the Annuity Option selected must begin no later than December 31 of the year following death of the Policyowner.

The Policy will continue under option (a) in the absence of written notification to do otherwise.

DEATH AFTER ANNUITY COMMENCEMENT DATE. If the Policyowner dies after the Annuity Commencement Date, payments will continue under the annuity option selected if the terms of the annuity so provide.

DEATH OF THE ANNUITANT

DEATH PRIOR TO ANNUITY COMMENCEMENT DATE. If the Policyowner is an individual who is not the Annuitant, and the Annuitant dies before the Annuity Commencement Date, the Policy will continue and the Policyowner may continue to make purchase payments. If the Policyowner has appointed a contingent Annuitant, he or she will become the new Annuitant. If no such appointment has been made, the Policy owner must appoint a new Annuitant within 60 days of the death of the original Annuitant; otherwise the Policyowner will be deemed to be the new Annuitant.

If the Policyowner is not an individual, the Policy is not a Qualified Policy owned by the trustee of a plan described in Section 401 of the Code, and the Annuitant dies before the Annuity Commencement Date, the Policyowner can:

(a) continue the Policy. If this option is selected, no further purchase payments can be made, and the Policy must be surrendered for a lump sum within 5 years of the Annuitant's death. Market Value Adjustments and all applicable charges will continue to be imposed. (See Description of the Policies --

"Market Value Adjustment" and "Policy Charges".); or

(b) make a full surrender or partial withdrawal of the Policy Value within 60 days after the Annuitant's death without imposition of a Market Value Adjustment or withdrawal charge.

The Policy will continue under option (a) in the absence of written notification to do otherwise.

If the Policyowner is not an individual, the Policy is a Qualified Policy owned by a trustee of a plan described in Section 401 of the Code, and the Annuitant dies before the Annuity Commencement Date, the Policyowner can:

(a) continue the Policy. If this option is selected, a new Annuitant must be appointed and no further purchase payments can be made. Market Value Adjustments and all applicable charges will continue to be imposed. (See Description of the Policies -- "Market Value Adjustment" and "Policy Charges".); or

(b) make a full surrender or partial withdrawal of the Policy Value within 60 days after the Annuitant's death without imposition of a Market Value Adjustment or withdrawal charge.

The Policy will continue under option (a) in the absence of written notification to do otherwise.

DEATH AFTER ANNUITY COMMENCEMENT DATE. If the Policyowner is an individual who is not the Annuitant and the Annuitant dies after the Elected Annuity Date, payments will continue under the annuity option selected if the terms of the annuity so provide.

COMMENCEMENT OF ANNUITY PAYMENTS

The Policyowner elects an annuity date in the application (the "Elected Annuity Date"). The Policyowner may change the Elected Annuity Date to any date prior to the end of the Policy Year in which the Annuitant reaches age 85 except in the case of Qualified Policies and Policies where the owner is a Charitable Remainder Trust. If the Policyowner is a Charitable Remainder Trust there is no required annuitization age. Written request for change of the Elected Annuity Date must be received by the Manufacturers Life of America Service Office at least thirty days prior to the new Elected Annuity Date.

Annuity payments will be made by application of the Policy Value to provide an annuity. Annuity payments will be made on a fixed basis only; the Policy Value will no longer reflect the investment performance of the Variable Accounts, the Fixed Accounts or the Guaranteed Interest Account. The annuity options available are described in Appendix A under "Annuity Options". The date on which the first annuity payment is made is the Annuity Commencement Date.

There are legal restrictions on the Elected Annuity Date selected for Qualified Policies. In general, the Annuity Commencement Date for Qualified Policies owned by an individual cannot be later than April 1 following the calendar year in which the Policyowner attains age 70 1/2. There are some exceptions to this requirement. If the Policy is owned by the trustee of a trust established pursuant to an employer retirement plan, the Elected Annuity Date is determined by the terms of the trust and plan.

Annuity payments may be made monthly, quarterly, semi-annually or annually. If application of the Policy Value would result in annuity payments of less than $20 monthly, $60 quarterly, $100 semi-annually or $200 annually, Manufacturers Life of America will pay the Policy Value to the Policyowner in a single sum in lieu of annuity payments.

SUBSTITUTION OF PORTFOLIO SHARES

Although Manufacturers Life of America believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Portfolios may become unsuitable for investment by

Separate Account Two because of a change in investment policy or a change in the tax laws, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

Manufacturers Life of America also reserves the right to combine other registered separate accounts with Separate Account Two investing in additional Portfolios of the Manufacturers Investment Trust or another investment company, to establish additional sub-accounts within Separate Account Two, to operate Separate Account Two as a management investment company or other form permitted by law, to transfer assets from Separate Account Two to another registered separate account and from another registered separate account to Separate Account Two, and to deregister Separate Account Two under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

POLICY CHARGES

The various charges and deductions applicable to the Policy and the separate accounts are set forth below.

WITHDRAWAL CHARGE

A withdrawal charge (contingent deferred sales charge) may be imposed on partial withdrawals from, and the full surrender of, a Policy. In any Policy Year after the first and before the Elected Annuity Date, up to 10% of the Policy Value as of the most recent Policy Anniversary may be surrendered or withdrawn free of the withdrawal charge. In states where permitted, if the Policyowner is a Charitable Remainder Trust, in any Policy Year after the first and before the Elected Annuity Date, the Policyowner may withdraw, free of the withdrawal charge, the greater of (i) 10% of the Policy Value as of the most recent Policy Anniversary, or (ii) the Cumulative Net Earnings under the Policy. During the first Policy Year, if the Policyowner is a Charitable Remainder Trust, the Policyowner may withdraw, free of the withdrawal charge, up to 10% of the cumulative Net Purchase Payments as reduced by prior withdrawals. The amount received on withdrawal will be adjusted for any applicable Market Value Adjustment. The withdrawal charge is deducted as a percentage of amounts withdrawn in a Policy Year in excess of the foregoing sums minus any applicable record-keeping charge (imposed on Policy Anniversaries and on full surrenders made on other than a Policy Anniversary) and plus or minus any applicable Market Value Adjustment.

The withdrawal charge is designed to partially compensate Manufacturers Life of America for the cost of selling and distributing the Policies. The cost includes agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

The withdrawal charge is determined by applying a percentage to the Gross Withdrawal Amount subject to the withdrawal charge. The applicable percentage depends upon when the purchase payments to which the withdrawal or surrender is deemed attributable were made, as indicated in the following schedule:

  NUMBER OF COMPLETE POLICY YEARS ELAPSED                THE WITHDRAWAL
     SINCE PURCHASE PAYMENT WAS MADE:                      CHARGE IS


               0-2.99                                          8%
               3                                               6%
               4                                               4%
               5                                               2%
              6 or more                                       None

Where the Gross Withdrawal Amount is deemed attributable to purchase payments made in different Policy Years, different percentages will be applied to the portions of the Gross Withdrawal Amount attributable to such payments.

For purposes of determining the withdrawal charge applicable to a full surrender or partial withdrawal, any Gross Withdrawal Amount, other than an amount not subject to a withdrawal charge by reason of the free withdrawal provisions described above, will be deemed to be a liquidation of a purchase payment. The oldest previously unliquidated purchase payment will be deemed to have been liquidated first, then the next oldest and so forth. In addition, all purchase payments made during a Policy Year will be deemed to have been made on the first day of that year. Once all purchase payments have been liquidated, additional amounts surrendered or withdrawn will not be subject to a withdrawal charge. Thus, in no event may aggregate withdrawal charges exceed 8% of the total purchase payments made.

No withdrawal charge will be applied: (1) if the Policy Value is applied to an annuity, (2) when a full surrender or partial withdrawal is made within 60 days of the death of the original Policyowner (except that a withdrawal charge will be applied to a Gross Withdrawal Amount consisting of purchase payments made after the date of death of the original Policyowner), (3) when the Policyowner is not an individual and a full surrender or partial withdrawal is made within 60 days of the death of the Annuitant, or (4) upon a full surrender or the first partial withdrawal made after the Policyowner becomes terminally ill. (See Description of the Policies --"Provisions on Death" and "Special Policy Access".)

On a full surrender of the Policy, the Gross Withdrawal Amount is the Policy Value. Upon full surrender, the Policyowner will receive the Gross Withdrawal Amount adjusted by any applicable Market Value Adjustment, less applicable withdrawal charges and withholding taxes, and less the record-keeping charge.

On a partial withdrawal, the Policyowner will receive the amount he or she requests. Manufacturers Life of America will calculate the Gross Withdrawal Amount such that after all applicable withdrawal charges, withholding taxes and Market Value Adjustments have been applied, the Policyowner will receive the amount requested. See Appendix B for examples of the application of withdrawal charges.

Withdrawal charges on a partial withdrawal will be deducted from the accounts proportionately to the Gross Withdrawal Amount, adjusted by any applicable Market Value Adjustments attributable to the respective accounts. Should there not be sufficient funds available in the designated account or accounts equal to the Gross Withdrawal Amount, Manufacturers Life of America will notify the Policyowner and await further instruction before effecting any withdrawal.

Manufacturers Life of America does not expect to recover its total sales expenses through the withdrawal charge. To the extent that the withdrawal charge is insufficient to recover sales expenses, Manufacturers Life of America will pay sales expenses from its other assets or surplus. These assets may include proceeds from the mortality and expense risks charges described below.

RECORD-KEEPING CHARGE

A record-keeping charge equal to 2% of the Policy Value up to a maximum of $30 will be deducted from Policy Value on the last day of each Policy Year during the Accumulation Period. This charge will also be deducted upon full surrender of a Policy on a date other than the last day of a Policy Year. The charge will be taken before any withdrawal charge is applied and before any applicable Market Value Adjustment. It will be deducted from the Variable Policy Value, the Fixed Account Value and the Guaranteed Interest Account Value in the same proportion that the value in each account bears to the Policy Value.

The record-keeping charge is paid to Manufacturers Life of America to compensate it for certain costs associated with the Policies and the operations of the separate accounts, including the establishing and maintaining of account and tax records for each Policyowner; communicating with Policyowners by mailing confirmations of transactions, Policy Anniversary statements, annual reports of Manufacturers Investment Trust and annually updated prospectuses for Manufacturers Investment Trust and the Policy and by responding to Policyowner requests to change information contained in his or her records such as names, addresses, allocation percentages, beneficiary or Annuitant designation, participation in the Dollar

Cost Averaging or Asset Allocation Balancer programs, certain Fixed Account transactions such as calculations of Market Value Adjustments and transfers solely between Fixed Accounts, and responding to written or oral inquiries by Policyowners regarding the operations of the Policy, the separate accounts or Manufacturers Investment Trust. Although these expenses may rise in the future, Manufacturers Life of America guarantees that it will not increase the amount of the record-keeping charge applicable to outstanding Policies.

DOLLAR COST AVERAGING CHARGE

Currently, there is no charge for Dollar Cost Averaging transfers if Policy Value exceeds $15,000, otherwise there is a charge of $5.00 per transfer or series of transfers taking place on the same transfer date. This charge will be deducted from the account from which funds are transferred. If insufficient funds exist to effect a Dollar Cost Averaging transfer, including the charge, if applicable, the transfer will not be effected.

SPECIAL POLICY ACCESS CHARGE

There is currently no charge associated with this feature. However, Manufacturers Life of America reserves the right to impose an administrative charge not to exceed $150 for a partial withdrawal or full surrender pursuant to the provision.

PREMIUM TAX DEDUCTION

Manufacturers Life of America will deduct any premium or similar state or local tax attributable to a Policy. Currently, such taxes, if any, range up to 3.5% depending on applicable law. Although the deduction can be made from purchase payments or from Policy Value, it is anticipated that premium taxes will be deducted from the Policy Value at the time it is applied to provide an annuity unless required otherwise by applicable law. When deducted at the Annuity Commencement Date, the premium tax deduction will be taken from the Variable Policy Value, the Fixed Account Value and the Guaranteed Interest Account Value in the same proportion that the value in each account bears to the Policy Value.

Other than the premium taxes above, Manufacturers Life of America makes no charge for federal, state or local taxes that may be attributable to the separate accounts or to the operations of Manufacturers Life of America with respect to the Policies. However, if Manufacturers Life of America incurs any such such taxes, it may make a charge therefor, in addition to the foregoing.

MORTALITY AND EXPENSE RISKS CHARGES

A charge at an annual rate of .45% is made for mortality and expense risks that Manufacturers Life of America assumes. This charge is deducted monthly at .0375% of assets at the beginning of each Policy Month from the Variable Account Value and the Fixed Account Value.

A charge at an annual rate of .80% is also made for mortality and expense risks that Manufacturers Life of America assumes. This charge is deducted daily from the assets of Separate Account Two.

The mortality risks assumed are (i) the risk that Annuitants may live for longer periods of time than the periods indicated in the mortality tables on which Manufacturers Life of America calculated the annuity tables in the Policies,
(ii) the risk that mortality will cause a Policy to terminate before the assumed Annuity Commencement Date and (iii) the risk that mortality will cause Manufacturers Life of America to incur higher costs than anticipated for the Survivor Benefit Amount. The expense risks assumed are that the expenses of administration of and record-keeping for the Policies will be greater than Manufacturers Life of America estimated. Manufacturers Life of America will realize a gain from these charges to the extent they are not needed to pay expenses under the Policies.

Although it is difficult to specify precisely the breakdown between expense and mortality risk elements of the mortality and expense risks charge, Manufacturers Life of America estimates that approximately .85% is for mortality risks and
 .40% for expense risks. A little more than half of the mortality risk element is estimated to be attributable to risks taken in connection with the Survivor Benefit Amount (a death benefit guarantee). As both the daily and monthly charges are imposed in connection with the same risks, each charge could be estimated to be divided into mortality risk and expense risk components at the same ratio as for the overall estimate.

ADMINISTRATION CHARGE

A charge at an annual rate of 0.20% of the Variable Account Value is made for the administration of the Policy. This charge is deducted daily by assessing a charge against the assets of Separate Account Two.

The administration charge is paid to Manufacturers Life of America to compensate it for costs associated with administration of the Policies and the separate accounts including those related to allocation of initial and subsequent purchase payments, processing purchase applications, withdrawals, surrenders, unit value calculations, transfers, calculation of proceeds payable on death, payment of proceeds payable on death, cash management prior to Policy issue, and establishing and maintaining computer system support for those or other administrative functions. Manufacturers Life of America reserves the right to increase the amount of the administration charge applicable to outstanding Policies in the future if costs associated with the Policies and the operations of the separate accounts should rise above current levels.

MARKET VALUE ADJUSTMENT

A Market Value Adjustment ("MVA") will apply when money is removed from a Fixed Account prior to the Maturity Date for any of the following reasons: full surrender, partial withdrawal, transfer to another account (including another Fixed Account), or to purchase an annuity. However, the MVA will be waived if the amount is removed within the one month period prior to the Maturity Date.

The MVA will be applied after any transfer or contract charge is deducted, but before the application of any withdrawal charges.

The MVA reflects the difference between the Guaranteed Rate for the applicable Fixed Account, and the current Guaranteed Rate for the time period equal to the remaining Guarantee Period ("Current Rate"). Generally, if the Guaranteed Rate is higher than the Current Rate, the MVA will be positive. If the Guaranteed Rate is lower than the Current Rate, the MVA will be negative.

On a full surrender, a positive MVA will increase the amount received by the Policyowner, while a negative MVA will decrease the amount received by the Policyowner.

On a transfer, the amount of the requested transfer from a Fixed Account will not reflect any adjustment by the MVA. Any such adjustment will be reflected in the amount transferred to the new account(s). A positive MVA will increase the amount transferred into the new account(s), while a negative MVA will decrease the amount so transferred.

On the Annuity Commencement Date, a positive MVA will increase the amount applied to provide an annuity, while a negative MVA will decrease the amount applied to provide an annuity.

On a partial withdrawal, a positive MVA will decrease the Gross Withdrawal Amount required to provide the requested amount. A negative MVA will increase the Gross Withdrawal Amount so required.

The actual MVA is a proportion of the Gross Withdrawal Amount, determined by the following formula:

                     (1+G) exp N - 1
                     -----
                     (1+C)

where:

G is the Guaranteed Rate for the money being subjected to the MVA.

C is the Guaranteed Rate offered by Manufacturers Life of America for deposits for a time period equal to the number of years remaining in the Guarantee Period, rounded up to the next full year (the "Current Rate"). If at the time of the MVA calculation, Manufacturers Life of America does not offer a Guarantee Period with the required number of years, then the rate C will be found by linear interpolation of the current rates for available Guarantee Periods.

N is the number of full months remaining in the Guarantee Period divided by 12.

See Appendix B for examples of MVA calculations.

OTHER GENERAL POLICY PROVISIONS

DEFERRAL OF PAYMENTS

Manufacturers Life of America reserves the right to postpone the transfer or payment of any value or benefit available under a Policy based upon the assets allocated to Separate Account Two for any period during which:

(1) the New York Stock Exchange ("Exchange") is closed for trading (other than customary weekend and holiday closings) or trading on the Exchange is otherwise restricted; or

(2) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

(3) the SEC, by order, so permits a delay for the protection of security holders.

Manufacturers Life of America also reserves the right to delay transfer or payment of assets from the Fixed Accounts or the Guaranteed Interest Account for up to six months and will pay interest at a rate determined by it if there is a delay in payment for more than 30 days. In addition, transfers may be denied under the circumstances previously set forth. (See Description of the Policies -- "Provisions on Transfers".)

ANNUAL STATEMENTS

Within 30 days after each Policy Anniversary, Manufacturers Life of America will send the Policyowner a statement showing:

(1) the summary of each active account up to the most recent Policy Anniversary including the Policy Value up to the Policy Anniversary date; and

(2) a description of the transactions affecting each active account during the Policy Year including total units cancelled, amounts deducted from each account for fees, and total units and amounts credited to each account as allocations or interest.

RIGHTS OF OWNERSHIP

The Policyowner is the person entitled to exercise all rights under a Policy. As such, any Policy rights or privileges may be exercised without the consent of the Annuitant, beneficiary or any other individual, except as provided by the Policyowner.

Except as discussed below, ownership of the Policy may be changed or the Policy collaterally assigned at any time prior to the Annuity Commencement Date, subject to the rights of any irrevocable beneficiary or other person. Any change of ownership or assignment must be made in writing and will not take effect until received at the Manufacturers Life of America Service Office. Manufacturers Life of America assumes no responsibility for the validity of any assignment.

In the case of a Qualified Policy, there may be restrictions on the privileges of ownership. Some plans do not permit the exercise of certain of the Policyowner's rights without the written consent of the Policyowner's spouse. Among the rights limited are the right to choose an optional form of payment; to make withdrawals; or to surrender the Policy.

A Qualified Policy which is not owned by a trustee of a trust which qualifies under section 401(a) of the Code, may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than to Manufacturers Life of America except as may be provided by applicable state or federal law. Ownership of a Qualified Policy which is owned by a trustee of a Qualified Plan may not be transferred to a participant prior to the Annuity Commencement Date. The transfer of a Qualified Policy to a participant prior to the Annuity Commencement Date would jeopardize the plan's qualified status as the Policy does not contain the restrictions on a participant's rights on withdrawal or on and after the Annuity Commencement Date required for plans under the Employee Retirement Income Security Act.

Change of Annuitant. The Policyowner may change the Annuitant prior to the Annuity Commencement Date. Eligible Annuitants are: (i) the Policyowner, (ii) Policyowner's spouse, or (iii) the Policyowner's parent(s), brother(s), sister(s), or child(ren).

If the Policyowner is not an individual, the Annuitant(s) may not be changed except with respect to certain Qualified Plans. In any event, the Annuitant(s) may not be changed after the Annuity Commencement Date.

Change of Elected Annuity Date. The Elected Annuity Date may be changed from that stated in the application to an earlier or later date. The new date cannot be later than the end of the Policy Year in which the Annuitant reaches age 85. A written request to change the Elected Annuity Date must be received by the Manufacturers Life of America Service Office at least 30 days prior to the new Elected Annuity Date. (See Description of the Policies --"Annuity Value Guarantee").

Selection of Payee. The Policyowner must select a Payee to receive any payments due under the Policy. If the Payee is the Policyowner, any payments remaining on the Policyowner's death will be paid to the beneficiary. If a Payee other than the Policyowner has been selected, any payments remaining on the Policyowner's death will continue to be made to the Payee until Manufacturers Life of America receives written notice from the beneficiary to change the Payee.

The Payee for annuity payments should be chosen from the following:

(a)  The Annuitant;

(b) The Annuitant's spouse, parent(s), brother(s), sister(s), child(ren); or

(c) The Policyowner, if the Policyowner is an individual.

Any other choice of Payee will require the consent of Manufacturers Life of
America:

Change of Payee. The Policyowner may change the Payee at any time upon 30 days' written notice to Manufacturers Life of America. Such notice must specify the date on which payments to the new Payee should begin. A change in the Payee will not require the Payee's consent.

BENEFICIARY

Ownership of the Policy will pass to the designated beneficiary on the death of the Policyowner. The beneficiary is the person designated in the application or as subsequently designated. The beneficiary may be changed at any time by written notice to Manufacturers Life of America. Any change will be effective on the date written notice is received at the Manufacturers Life of America Service Office. If no beneficiary survives the Policyowner, ownership will pass to the Policyowner's estate. In the case of Qualified Policies, regulations promulgated by the Departments of Labor and Treasury prescribe certain limitations on the designation of a beneficiary.

MODIFICATION

A Policy may not be modified by Manufacturers Life of America without the consent of the Policyowner, except where required to conform to any applicable law or regulation or any ruling issued by a government agency.

FEDERAL TAX MATTERS

TAXATION OF MANUFACTURERS LIFE OF AMERICA

Manufacturers Life of America is taxed as a life insurance company under Subchapter L of the Code. Since the operations of Separate Account Two are part of, and are taxed with, the operations of Manufacturers Life of America, Separate Account Two is not separately taxed as a "regulated investment company" under Subchapter M of the Code. Under existing federal income tax laws, investment income and capital gains of Separate Account Two are not taxed to the extent they are applied to increase reserves under the Policies. Since, under the Policies, investment income and realized capital gains of Separate Account Two are automatically applied to increase reserves, Manufacturers Life of America does not anticipate that it will incur any federal income tax liability attributable to Separate Account Two, other than a federal income tax based on premiums received which is currently absorbed by Manufacturers Life of America, and therefore Manufacturers Life of America does not intend to make provision for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in Manufacturers Life of America being taxed on such income or gains, or taxes currently absorbed are increased, then Manufacturers Life of America may impose a charge against Separate Account Two in order to make provision for such taxes.

TAX TREATMENT OF THE POLICIES

The Policies are designed for use in connection with retirement savings plans that may or may not qualify for special income tax treatment under the provisions of the Code. The following discussion of federal income tax aspects of amounts received under a variable annuity contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances.

The United States Congress has, in the past, considered legislation that, if enacted, would have taxed the inside build-up in certain annuities. While this proposal was not enacted, Congress remains interested in the taxation of the inside build-up of annuity contracts. Policyholders should consult their tax advisor regarding the status of new, similar provisions before purchasing the Policy.

Section 72 of the Code governs taxation of annuities in general. Under existing provisions of the Code, except as described below, any increase in the value of a Policy is not taxable to the Policyowner or Annuitant until received, either in the form of annuity payments, as contemplated by the Policy, or in some other form of distribution. However, as a general rule, deferred Policies held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The investment income on such Policies is taxed as ordinary income that is received or accrued by the Policyowner during the taxable year.

In certain circumstances policies will be treated as held by a natural person if the nominal owner is a non-natural person and the beneficial owner is a natural person, but this special exception will not apply in the case of any employer who is the nominal owner of a Policy providing non-qualified deferred compensation for its employees. Exceptions to the general rule (of immediate taxation) for Policies held by a corporation, trust or similar entity may apply with respect to (1) annuities held by an estate of a decedent, (2) Policies issued in connection with qualified retirement plans, or IRAs, (3) certain annuities purchased by employers upon the termination of a qualified retirement plan, (4) certain annuities used in connection with structured settlement agreements, and (5) annuities purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity.

When annuity payments commence, each payment is taxable under Section 72 of the Code as ordinary income in the year of receipt if the Policyowner has not previously been taxed on any portion of the purchase payments. If any portion of the purchase payments has been included in the taxable income of the Policyowner, this aggregate amount will be considered the "investment in the contract." For fixed annuity payments, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the annuity; the remainder of each payment is taxable. However, once the total amount of the taxpayer's "investment in the contract" is excluded using this ratio, annuity payments will be fully taxable. If annuity payments cease before the total amount of the taxpayer's "investment in the contract" is recovered, the unrecovered amount will be allowed as a deduction to the Policyowner in his or her last taxable year.

In the case of a withdrawal, amounts received are taxable as ordinary income to the extent that the Policy Value (determined without regard to any withdrawal charges) before the withdrawal exceeds the "investment in the contract." Amounts loaned under an annuity or amounts received pursuant to an assignment or pledge of an annuity are treated as withdrawals. There are special rules for loans to participants from annuities held in connection with qualified retirement plans or IRA's. With respect to contracts issued after April 22, 1987, if an individual transfers an annuity without adequate consideration to a person other than his or her spouse (or to his or her former spouse incident to divorce), he or she will be taxed on the difference between the value of the annuity minus any withdrawal charges and the "investment in the contract" at the time of transfer. In such case, the transferee's "investment in the contract" will be increased to reflect the increase in the transferor's income.

In addition, there is a 10% penalty tax on the taxable amount of any payment unless the payment is: (a) received on or after the date that the Policyowner reaches age 59 1/2; (b) attributable to the Policyowner's becoming disabled as defined in the Code; (c) made to a beneficiary on the death of the Policyowner;
(d) made to a beneficiary on the death of the primary annuitant if the Policyowner is not a natural person; (e) made as a series of substantially equal periodic payments for the life of the taxpayer (or the joint lives of the taxpayer and beneficiary), subject to certain recapture rules; (f) made under an annuity that is purchased with a single premium whose annuity starting date is no later than a year from purchase of the annuity; (g) attributable to "investment in the contract" before August 14, 1982; or (h) made with respect to certain annuities issued in connection with structured settlement agreements. Special rules may apply to annuities issued in connection with qualified retirement plans.

For both withdrawals and annuity payments under some types of plans qualifying for special federal income tax treatment ("qualified plans"), there may be no "investment in the contract" and the total amount received may be taxable.

Where the Policy is owned by an individual, Manufacturers Life of America will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Policy unless the distributee notifies Manufacturers Life of America at or before the time of the distribution that he or she elects not to have any amounts withheld. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. The withholding rate applicable to the taxable portion of nonperiodic payments (including withdrawals prior to the annuity commencement date) is 10%. Where the Policy is not owned by an individual or it is owned in connection with a qualified plan, or when the owner is a non-resident alien, special withholding rules may apply.

In certain circumstances, owners of variable annuity policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable Policyowner's gross income. The IRS has stated in published rulings that a variable Policyowner will be considered the owner of separate account assets if the Policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more Portfolios to which Policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Manufacturers Life of America therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the policyowner of a pro rata share of the assets of the Separate Account.

For purposes of determining a Policyowner's gross income from distributions which are not in the form of an annuity, the Code provides that all deferred annuities issued by the same company to the same Policyowner during any calendar year shall be treated as one annuity. Additional rules may be promulgated under this provision to prevent avoidance of its effect. For further information on current aggregation rules under this and other Code provisions, the Policyowner should consult his or her tax adviser.

PURCHASE OF POLICIES BY QUALIFIED PLANS

The Policies are available for use with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified plans. Policyowners, Annuitants and beneficiaries are cautioned that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the Policy. Following are brief descriptions of the various types of qualified plans in connection with which Manufacturers Life of America will issue a Policy.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Policies for use with IRAs may be subject to special requirements of the Internal Revenue Service. Distributions from these qualified plans are subject to special withholding rules. Consult your plan administrator before taking a distribution which you wish to roll over. A direct rollover from a qualified plan is permitted and is exempt from the special withholding rules. When issued in connection with an IRA, a Policy will be amended as necessary to conform to the requirements of federal laws governing such plans.

Corporate and Self-Employed (H.R. 10 and Keogh) Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of tax-favored retirement plans for employees. Self-employed individuals may establish plans for themselves and their employees. Such retirement plans may permit the purchase of the Policies in order to provide benefits under the plans. Employers intending to use Policies in connection with such plans should seek competent advice.

PURCHASE OF POLICIES BY CHARITABLE REMAINDER TRUSTS

The Policies may be purchased by Charitable Remainder Trusts. If a Charitable Remainder Trust is the Policyowner, the character of amounts received by the income beneficiary of the Charitable Remainder Trust depends on the character of the income in the trust. To the extent the trust has any undistributed ordinary income, amounts received by the income beneficiary from the trust are taxed as ordinary income. The Internal Revenue Service has held in at least one private letter ruling that any increase in the value of a Policy will be treated as income to the trust in the year it accrues regardless whether it is actually received by the trust. However, a private letter ruling cannot be relied on as precedent by anyone other than the taxpayer who requests it.

STATE AND LOCAL GOVERNMENT DEFERRED COMPENSATION PLANS

Section 457 of the Code permits employees of state and local governments, rural electric cooperatives and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent Policies are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the Policy has the sole right to the proceeds of the Policy. Those who intend to use Policies in connection with such plans should seek qualified advice as to the tax and legal consequences of such an investment.

ADDITIONAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA

[TO BE UPDATED WITH REFERENCE TO 1998 FINANCIAL INFORMATION]

DESCRIPTION OF BUSINESS

Manufacturers Life of America's primary purpose is to issue and sell variable universal life and variable annuity products in the United States. However, Manufacturers Life of America also commenced establishment of branch operations in Taiwan to develop and market traditional insurance for the Taiwanese market. Manufacturers Life of America began capitalizing this operation in 1993 and commenced full operations in 1995.

RESPONSIBILITIES ASSUMED BY MANUFACTURERS LIFE

Manufacturers Life and Manufacturers USA have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc., will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by Manufacturers Life and will pay Manufacturers Life for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life and Manufacturers USA will provide to Manufacturers Life of America all issue, administrative, general services and record-keeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies. Under this agreement Manufacturers Life of America is obligated to reimburse operating expenses and costs incurred by Manufacturers Life or Manufacturers USA on behalf of Manufacturers Life of America. For 1996, 1997 and 1998, Manufacturers Life of America paid $26,982,466, $30,873,151 and [$_____], respectively, to Manufacturers Life and Manufacturers USA pursuant to the agreement.

Finally, Manufacturers USA has entered into an excess reinsurance arrangement with Manufacturers Life of America for certain obligations arising under the Survivor Benefit Amount. Except for its obligations to Manufacturers Life of America under this reinsurance agreement, Manufacturers USA has no financial obligation for any variable Policy benefits.

Manufacturers Life of America's ultimate parent company, Manufacturers Life, is a Canadian-based mutual life insurance company with worldwide operations and assets of [$ ]Billion (Canadian Dollars) and surplus of [$ ]Billion (Canadian Dollars) as of December 31, 1998. As in the past, Manufacturers Life of America may look to its ultimate parent company to provide the necessary capital to finance its operations.

The vast majority of Manufacturers Life's business in the United States is being sold directly through Manufacturers USA after December 31, 1996. However, subsidiary companies are used for certain special purposes. The primary purpose of this subsidiary, Manufacturers Life of America, is to issue and sell variable universal life and variable annuity products. Manufacturers Life of America has no direct employees.

Manufacturers Life of America owns no property.


SELECTED FINANCIAL DATA

[TO BE UPDATED]

                                               FOR THE YEARS ENDED DECEMBER 31
                                1997          1996            1995            1994        1993
                                ----          ----            ----            ----        ----
                                                       (IN THOUSANDS)
UNDER GENERALLY ACCEPTED
  ACCOUNTING PRINCIPLES:
Total Revenues             $    56,226    $    73,532    $    62,174    $    60,322
Net loss                        (3,636)        (8,407)        (6,846)        (6,726)
Total Assets                 1,166,611      1,062,603        854,814        654,968
Long Term Obligations           41,500          8,500        167,390        159,019
Capital and Surplus            106,769        116,630        110,520        101,839


                                              FOR THE YEARS ENDED DECEMBER 31
                               1997           1996           1995           1994           1993
                               ----           ----           ----           ----           ----
ON STATUTORY BASIS*:
Total Revenues          $   229,080    $   202,666    $   165,756    $   197,426    $   129,272
Net loss                     (2,550)       (15,961)       (13,705)       (19,661)       (13,277)
Total Assets              1,028,360        795,083        588,742        403,086        253,392
Long Term Obligations        33,000              0              0             --             --
Capital and Surplus          56,598         76,202         56,298         49,396         50,656

* Statutory accounting practices differ in certain respects from generally accepted accounting principles. The significant differences relate to consolidation accounting, investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserve calculation assumptions. All information presented elsewhere in this document is presented under generally accepted accounting principles.


 OVERVIEW

[TO BE UPDATED]

Management Discussion and Analysis of Financial Condition and Results of
Operation

The following Management Discussion and Analysis of Financial Condition and Results of Operations of Manufacturers Life of America should be read in conjunction with the Consolidated Financial Statements and the related Notes to Consolidated Financial Statements which are located at the back of this prospectus.

CORPORATE STRUCTURE AND OVERVIEW

The Company is a direct wholly-owned U.S. subsidiary of Manufacturers Life USA, which in turn is a direct wholly-owned subsidiary of the Manulife Reinsurance Corporation (U.S.A.) ("MRC"). MRC is an indirectly wholly-owned subsidiary of Manufacturers Life, a Canadian mutual insurance company. Manufacturers Life with consolidated assets under management of [$ ] billion ($Can), actively operates in thirteen countries worldwide. Manufacturers Life has been doing business in the United States since 1903.

Manufacturers Life and its subsidiaries have consistently received excellent ratings from Standard & Poor's Insurance Rating Service, A. M. Best Company, Moody's Investors Service Inc. and Duff & Phelps Credit Rating Co.

The Company is active in two distinct businesses:

         a) Domestically, the sale of Variable Insurance Products
         b) Internationally, the sale of participating insurance products through Branch Operations in Taiwan

Variable Products

During the last four years the company has grown significantly through the successful growth in variable insurance sales. This growth reflects:
         a) continuing shift in consumer preference as they seek greater control over their investment decision making,
         b) more active marketing and sales practices by the company,
         c) increased consumer acceptance of this product due to
                    increasing estate planning needs.

This growth continued in 1998 with variable universal life deposits being [ ]% of the 1997 deposits. The Company's introduction in 1997 of a corporate-owned
(COLI) Variable Universal Life contract together with the addition of nineteen new investment accounts have been positively received. During the same period the separate account assets grew from] [$897] million to [$ ] million.

In particular, the new investment accounts increased available investment options while providing policyholders with the ability to increase diversification not only by investment type but also by portfolio management style. Prior to December 31, 1996 the assets in the Company's Separate Accounts invested in shares of the Manulife Series Fund, Inc. On December 31, 1996 the Manulife Series Fund, Inc. was merged with the Manufacturers Investment Trust (formerly named NASL Series Trust). The reorganization enables policyholders to have access to a broader group of high profile external fund managers and to take advantage of an investment management approach known as managing to the "Efficient Frontier" in which investors' assets are allocated amongst a broad mix of investment choices consistent with their risk tolerance levels. This change makes most of the Manufacturers Investment Trust fund options available as investment options in most of the variable policies issued by the Company. We remain positive about the future growth and profitability from this product line.

Variable annuity deposits during 1998 were [ ]% of 1997 deposit levels. The Company de-emphasized the sale of variable annuities and concentrated on the sale of estate planning variable life products which is more consistent with its client and producer base.

Variable annuities for Manufacturers Life are currently being marketed through an affiliated company, The Manufacturers Life Insurance Company of North America, formerly North American Security Life Insurance Company, "Manulife North America") a variable annuity wholesaler.

Taiwan

The Company entered Taiwan in 1992 as a start-up venture to sell traditional insurance products through its Taiwan branch. During 1995 the Company commenced full operations that resulted in significant expenditures on agent recruitment and training. In 1996 Taiwan's operating losses increased as a result of costs associated with recruitment and training. Although management expects losses, the magnitude was not acceptable. In late 1996, a new General Manager was appointed and transferred to Taiwan with the mandate to slow growth and focus more selectively on real strategic opportunities. Significant improvements were seen in 1997 with a decrease in the net loss reported. The currency crisis experienced in Asia in the fourth quarter of 1997 impacted the Taiwan branch operations through higher lapses as policyholders had difficulty paying premiums largely denominated in U.S. dollars. Nonetheless, the Company continues to anticipate a large potential for this market.

In addition to the above businesses, the Company assumes reinsurance from its parent company, ManUSA. The Company reinsures an inforce individual participating life insurance block of business which does not include any new business.

RECENT DEVELOPMENTS

Manufacturers Life Mortgage Securities Corporation

In October 1997, the Company's indirect wholly-owned subsidiary, Manufacturers Life Mortgage Securities Corporation, ("MLMSC"), which was an issuer of mortgage-backed U.S. dollar bonds, was absorbed into Manulife Holding Corporation, a wholly-owned holding company for a number of U.S. non-insurance subsidiaries primarily supporting variable products. See notes 2 and 5 to the consolidated financial statements for additional information.

Adoption of Generally Accepted Accounting Principles

During 1996, the Company adopted generally accepted accounting principles ("GAAP") in conformity with the requirements of the Financial Accounting Standards Board. Prior to 1996, the Company prepared its financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Michigan which were considered GAAP for mutual life insurance companies and their wholly-owned direct and indirect subsidiaries. As discussed in note 2 to the consolidated financial statements, the effect of the adoption of GAAP has been reflected retroactively and the previously issued 1995 financial statements have been restated for the change. A description of the accounting policies can be found in note 3 to the consolidated financial statements.

Demutualization

On January 20, 1998, the Board of Directors of Manufacturers Life asked the management of Manulife to prepare a plan for conversion of Manufacturers Life from a mutual life insurance company to an investor-owned, publicly-traded stock company. Any demutualization plan for Manufacturers Life is subject to the approval of the Manufacturers Life Board of Directors and policyholders as well as regulatory approval.

FORWARD-LOOKING INFORMATION

Certain information included herein is forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning anticipated operating results, financial resources, growth in existing markets and the impact of the year 2000. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein. These risks and uncertainties include changes in general economic conditions, the effect of regulatory, tax and competitive changes in the environment in which the Company operates, fluctuations in interest rates, performance of financial markets and the Company's ability to achieve anticipated levels of earnings.

REVIEW OF CONSOLIDATED OPERATING RESULTS
[TO BE UPDATED]

Financial Summary (In '000's)               1997           1996           1995
-----------------------------               ----           ----           ----
   Premiums                          $     5,334    $    12,898    $    15,293
   Fee Income                             41,955         40,434         24,986
   Net Investment Income                   8,275         19,651         18,729
   Other Revenues                            544            668             82
   Realized Capital Gains (Losses)           118           (119)         3,084
------------------------------------------------------------------------------
   Total Revenues                    $    56,226    $    73,532    $    62,174
------------------------------------------------------------------------------

   Policyholder Benefits             $     6,733    $    14,473    $    16,905
   Operating Costs and Expenses           41,742         34,581         30,728
   Policyholder Dividends                  1,416            872          1,886
------------------------------------------------------------------------------
   Loss Before Taxes                      (4,113)       (12,316)       (10,806)
   Income Tax Benefit                        477          3,909          3,960
   Net Loss                               (3,636)        (8,407)        (6,846)
------------------------------------------------------------------------------
   General Account Assets                269,567        394,509        374,409
   Separate Account Assets               897,044        668,094        480,405
------------------------------------------------------------------------------
   Total Assets                        1,166,611    $ 1,062,603    $   854,814
------------------------------------------------------------------------------
   General Account Liabilities           162,798    $   277,879    $   263,889
   Separate Account Liabilities          897,044        668,094        480,405
------------------------------------------------------------------------------

   Capital and Surplus               $   106,769    $   116,630    $   110,520
==============================================================================

NET LOSS

The Company reported a consolidated net loss in 1998 of [$ ] million, compared to the 1997 net loss of $3.6 million ($8.4 million net loss in 1995). The main contributors to these losses were as follows:


 (In millions)          1997       1996       1995
 -------------          ----       ----       ----
US Operations        $    (0.8) $     9.1  $     2.5
 Taiwan Operations        (2.8)     (17.5)      (9.3)
----------------------------------------------------
 NET LOSS            $     3.6  $     8.4  $     6.8
====================================================

The net loss from U.S. operations in 1997 of $0.8 million compared to a net income in 1996 of $9.1 million was a result of a significant increase in operating costs and expenses in 1997. This was directly attributable to new business strain on dramatically increased variable universal life contract sales for which deposits increased 28% over 1996 levels. The improvement in net income in 1996 compared to 1995 was a result of increased policy fees which more than offset costs associated with increased sales.

The net loss from Taiwan operations decreased to $2.8 million in 1997 from $17.5 million in 1996 (a $9.3 million net loss in 1995). The increased net loss in 1996 was a result of significant start-up costs incurred in Taiwan, particularly associated with producer recruitment. In 1997, as discussed earlier, improvements were made in the Taiwan branch operations to rationalize the operations, slow the sales growth and related production costs, and to instead focus on strategic growth. Lower sales significantly reduced the level of commissions and expenses incurred.

PREMIUMS

Premium revenue for 1998 was [$ ] million compared to $5.3 million in 1997 ($12.9 million in 1996). Of the total, premiums related to sales of traditional life insurance contracts in Taiwan in 1998, 1997 and 1996 were [$ ]million, $4.8 million and 12.2 million, respectively. The decrease in premiums reported in Taiwan in 1997 are a result of the more focused strategic growth discussed previously whereas the increase in 1996 over 1995 reflected the initially growing operation. Premiums related to U.S. operations decreased to [$ ] million in 1998 from $0.5 million in 1997 and $0.7 million in 1996. The U.S. premiums relate solely to a block of Corporate-owned life insurance business assumed from Manufacturers USA for which the initial premium assumed of $25.4 million was received in 1994, with very little renewal premium received thereafter.

Total general account and separate account deposits not included in premiums above were as follows:


(In '000's)                   1997       1996       1995
-----------                   ----       ----       ----
Variable Life Insurance   $185,355   $144,438   $108,323
Variable Annuities          11,598     36,130     37,834
--------------------------------------------------------
TOTAL                     $196,953   $180,568   $146,157
========================================================

The growth in variable life insurance deposits continued while single premium variable annuity premiums continued to decrease in 1997 and 1996. The deposit growth for variable life is consistent with the Company's commitment to develop variable core "estate/business planning products". A survivorship variable universal life product launched in late 1995 showed significant growth in 1996 which continued throughout 1997 along with the growth due to the new COLI variable universal life contract in 1997. With the merger of Manufacturers Life and North American Life Assurance Company in 1996, the sale of variable annuities in the Company was de-emphasized in October 1997 and all variable annuity sales will be made through an affiliated company, Manulife North America.

FEE INCOME

Fee income for 1998 was [$ ] million, compared to $42.4 million in 1997 ($40.4 million in 1996). Strong investment performance in 1997 and 1996 and a growing maturing block of in-force business resulted in higher separate account values and, therefore, higher fee income, which is earned on a percentage of the net value of invested assets in the separate account portfolios. The variable universal life and annuity business accounted for [ ]% of the fee income earned by the Company in 1997 compared to 84% in 1997 and 85% in 1996. The remainder of the fee income is derived through investment management fees.

NET INVESTMENT INCOME

Net investment income was [$ ] million in 1998 compared to $8.3 million in 1997 ($19.7 million in 1996). The decrease in 1997 is due to the maturity of a $171.7 million guaranteed annuity contract in March 1997 on which interest of approximately $13.2 million was reported in 1996. The increase in 1996 compared to 1995 is due to the strengthening of the stock market in 1996.

REALIZED CAPITAL GAINS

In 1998, the Company had realized capital gains of [$ ] million, compared to realized capital gains of $0.1 million in 1997 (losses of $0.1 million in 1996). The Company occasionally sells bonds to provide cash flow and the realized gains or losses are a result of this activity and will vary as interest rates fluctuate from year to year.

POLICYHOLDER BENEFITS

Policyholder benefits decreased to [$ ] million in 1998, compared to $6.7 million in 1997 ($14.5 million in 1996). The decrease in 1997 is a direct result of the reduction in activity and death claims experience in Taiwan. Death claims experience in 1996 was favorable compared to expected levels and to prior years.

OPERATING COSTS AND EXPENSES

Operating costs and expenses increased to [$ ] million in 1998 compared to $41.7 million in 1997 ($34.6 million in 1996). The increase in 1997 and 1996 is due to expenses incurred in connection with the sales of two new products, a COLI variable universal life contract in 1997 and a survivorship variable life contract in 1996 as discussed previously.

REVIEW OF CONSOLIDATED FINANCIAL CONDITION

The Company had total consolidated assets of [$ ] million at December 31, 1998, an increase of [$ ] million or [ ]% from 1997. This change is principally a result of separate account asset growth of $229 million due to strong investment performance of the underlying investment funds, continued consumer preference for participation in the stock market through separate accounts, and the additional product offerings and investment options introduced in 1997, offset by a reduction in general account assets due to the maturity and repayment of MLMSC's mortgage-backed bonds.

INVESTMENTS

The following table outlines by type of investment the carrying value of the general account investment portfolio of the Company:

Investment Type  (In '000's)          1997       1996
---------------  -----------          ----       ----
Fixed maturities                  $ 67,893   $ 51,708
Equities                            19,460     21,572
Mortgage loans                         131        645
Policy Loans                        14,673      9,822
Cash and Short-Term Investments     22,012     17,493
-----------------------------------------------------
   TOTAL INVESTMENTS              $124,169   $101,240
=====================================================

General account investments increased by [$ ] million or [ ]% from 1997. This change is due to an increase in fixed maturities of [$ ] million and cash and short-term investments of [$ ] million. In the fourth quarter of 1997, ManAmerica borrowed $33 million from its parent, ManUSA, to provide additional liquidity and to meet the costs of new business strain resulting from significant COLI sales.


FIXED MATURITIES

The Company's fixed maturity bond portfolio of [$ ] million represents [ ]% of investments at the end of 1998, compared to 55% at the end of 1997. As at December 31, 1998, [ ]% of the bond portfolio was rated "A" or higher, and [ ]% was rated investment grade, "BBB" or higher. The corresponding percentages at the end of 1997 were 97.5% and 100%.


Fixed maturities by Investment Grade
 (In '000's)                                      1997                   1996
 -----------                                      ----                   ----
AAA                                    $52,496          77.2%    $16,953          32.7%
AA                                         516           1.0%      5,483          10.6%
A                                       13,167          19.3%     21,973          42.5%
BBB                                      1,714           2.5%      6,032          11.7%
BB & lower, and unrated                   --              --       1,267           2.5%
--------------------------------------------------------------------------------------
   TOTAL FIXED MATURITIES              $67,893                   $51,708
======================================================================================

EQUITY SECURITIES

The Company's equity portfolio of [$ ] million represents [ ]% of investments at the end of 1997, compared to 16% at the end of 1997. The equities consist entirely of investments in mutual funds sponsored by an affiliate.

POLICY LOANS

Policy loans represented [ ]% of investments at December 31, 1998, compared to 12% in 1997. Most individual life insurance policies provide the individual policyholder with the right to obtain a policy loan from the Company. Such loans are made in accordance with the terms of the respective policies, are carried at the unpaid balance, and are fully secured by the cash surrender value of the policies on which the respective loans are made.

IMPAIRED ASSETS

Allowances for losses on investments are established when an asset or portfolio of assets becomes impaired as a result of deterioration in credit quality to the extent that there is no longer assurance of timely realization of the carrying value of assets and related investment income. The carrying value of an impaired asset is reduced to the net realizable value of the asset at the time of recognition of impairment.

The Company had no provisions for impairments as at December 31, 1998 and 1997.

GUARANTEED ANNUITY CONTRACTS

The Guaranteed Annuity Contract of $171.7 million held by MLMSC with the Company's parent, Manufacturers USA matured on March 1, 1997, the same date that the mortgage backed security issued by MLMSC matured and was repaid, resulting in a decrease in general account assets in 1997.


DERIVATIVES

The Company did not enter into any derivative transactions during 1998[?] or 1997.


POLICYHOLDER LIABILITIES

The following table shows the distribution of Policyholder Liabilities and Separate Account Liabilities by line of business at December 31:


Policyholder Liabilities  (In '000's)                            1997          1996
------------------------  -----------                            ----          ----
Life Insurance:
     Taiwan                                                 $   13,291    $    15,305
     Reinsurance                                                40,975         44,497
     Variable Life                                              40,211         32,113
-------------------------------------------------------------------------------------
TOTAL                                                       $   94,477    $    91,915
=====================================================================================

Separate Account Liabilities (In '000's)       1997       1996
----------------------------------------       ----       ----
Variable Life Insurance                    $603,732   $399,403
Variable Annuities                          293,312    268,691
--------------------------------------------------------------

TOTAL                                      $897,044   $668,094
==============================================================


Separate account liabilities are [$ ] million, an increase of [ ]% over 1997. This reflects the growing popularity of variable products in the marketplace and the increase in existing fund values due to the increase in the stock market in 1998 and sales of the new COLI product.

Taiwan reserves decreased in 199[8] due to the higher lapses and slower growth.

ASSET/LIABILITY MANAGEMENT

The Company has established a target portfolio mix which takes into account the risk attributes of the liabilities supported by the assets, expectations of market performance, and a generally conservative investment philosophy. Preservation of capital and maintenance of income flows are key objectives.

LIQUIDITY AND CAPITAL REQUIREMENTS

The General account liabilities consist of traditional insurance whose liquidity requirements do not fluctuate significantly from one year to the next. The majority of the Company's cash flows arise from policyholder transactions related to the Separate account, and, as such, the assets and liabilities of these products are exactly matched.

The Company maintains a prudent amount invested in cash and short term investments. At the end of 1998, this amounted to [$ ] million or [ ]% of total investments compared to $22 million in 1997 or 17.7%. In addition, the Company's liquidity is managed by maintaining an easily marketable portfolio of fixed maturities. Because of the excess of expense over income, which arises from the cost of new policy issues, the continued success in generating sales will not only result in losses in the results from operations, but will create a cash flow strain as well. The Company's consolidated statements of cash flows indicates this in that operating activities used cash of [$ ] million and $24.7 million in 1998 and 1997 respectively compared to $20.5 million in 1996. As a result, the Company looks to its parent, Manufacturers USA, for the necessary capital to support its operations. In 1995 a surplus note for $8.5 million was issued to the Company from Manufacturers USA. In 1996, a $15 million contribution of capital was made to the Company by its Parent to provide further liquidity. In December 1997, the Company borrowed $33 million from Manufacturers USA pursuant to a promissory note maturing on February 1, 2007. Manufacturers Life provides a claims paying guarantee to the Company's U.S. policyholders.

The Company has no material commitments for capital expenditures.

CAPITAL REQUIREMENTS AND SOLVENCY PROTECTION

In order to enhance the regulation of insurer solvency, the NAIC enforces minimum Risk Based Capital (RBC) requirements. The requirements are designed to monitor capital adequacy and to raise the level of protection that statutory surplus provides for policyholders. The RBC model law required that life insurance companies report on a formula-based RBC standard which is calculated by applying factors to various assets, premium and reserve items. The formula takes into account risk characteristics of the life insurer, including asset risk, insurance risk, interest risk and business risk. If an insurer's ratio falls below certain thresholds, regulators will be authorized, and in some circumstance required, to take regulatory action.

The Company's policy is to maintain capital and surplus balances well in excess of the minimums required under government regulations in all jurisdictions in which the Company does business.

RISK MANAGEMENT PRACTICES AND PROCEDURES

Risk management is a fundamental component in the Company's financial strength and stability, and is essential to its continuing success. The Company is committed to comprehensive risk management policies and procedures which measure and control risk in all of its business activities and allow for periodic reviews by internal and external auditors and regulators.

The key risks faced by the Company are currency risk, credit, claims, pricing and business risks. The nature of these risks and how they are managed is explained in the following sections.

CURRENCY RISK

The Company's policy of matching assets with related liabilities by currency limits it's exposure to foreign currency movements to a minimal level. The currency exposure on surplus is proportional to the underlying liabilities, thus insulating the Company's "surplus to liability" ratios from changes in foreign currency exchange rates.

As a result of the Company's foreign currency policy, the impact of the current foreign exchange crisis in Asia on the Company's earnings was minimal although the Company recognizes that the economic value of the Taiwan branch was affected by the economic and currency developments in these markets.

CREDIT RISK

Credit risk is the risk that a party to a financial instrument will fail to fully honor its financial obligations to the Company. Senior management within the investments operations establishes policies and procedures for the management of credit risk which limits concentration by issuer, connections, rating sector and geographic region. Limits are placed on all personnel in terms of ability to commit the Company to credit instruments. Credit and commitment exposures are monitored using a rigorous reporting process and are subject to a formal quarterly review.

CLAIMS RISK

The Company is always subject to the risk of change in the life expectancy of the population. Claims trends are therefore monitored on an ongoing basis. The Company uses both its own and industry experience to develop estimates of future claims.

The management of ongoing claims risk for an insurer includes establishing appropriate criteria to determine the insurability of applicants as well as managing the exposure to large dollar claims. Underwriting standards have been established to manage the insurability of applicants. Management performs periodic reviews to ensure compliance with standards.

Exposure to large claims is managed by establishing policy retention limits. Policies in excess of the limits are reinsured with MRC. Underwriting standards and policy retention limits are reviewed on a periodic basis.

PRICING RISK

The process of pricing products includes the estimation of many factors including future investment yields, mortality and morbidity experience, expenses, rates of policy surrender, and taxes. Pricing risk is the risk that actual experience in the future will not develop as estimated in pricing. Some products are designed such that adjustments to premiums or benefits can be made for experience variations, while for other products no such changes are possible.

The Company manages pricing risks by setting standards and guidelines for pricing. These standards and guidelines cover pricing methods and assumption setting, profit margin objectives, required scenario analysis, and documentation. They also address the areas of pricing software, approved pricing personnel, and pricing approvals. These standards and guidelines ensure that an appropriate level of risk is borne by the Company and that an appropriate return is provided to the policyholders.

During 1997, enhancements were introduced to the pricing risk management process, including completion of an annual compliance self-assessment by all business units and the conducting of full audits of business unit pricing operations on a rotating basis, with all units expected to be audited over a three to five year cycle.

BUSINESS RISK

Business risk comprises operating risk as well as other risks. Operating risk is the exposure to inadequate internal controls, including inadequate control of risk management. Other risks include legal, political, competitive and environmental risks. Business risks expose the Company to potential loss of earnings.

The Company manages operating risks by establishing appropriate internal control policies and procedures. The Company centrally manages business risk using risk identification and compliance monitoring processes. Diversification of businesses is an integral part of the Company's business risk management strategy.

A controllership function has been established in each operation and is responsible for day-to-day management of operating risk including compliance with Company control policies.

The Company has coordinated its operational compliance departments under the supervision of its corporate legal function. This structure ensures compliance with all legal and regulatory requirements in all jurisdictions in which the Company does business. All customer-related communications, product brochures and selling tools, and procedures for compliance therewith, are subject to review by the compliance function. Compliance is monitored on an ongoing basis.

IMPACT OF YEAR 2000

[TO BE UPDATED]

Preparing computer systems to deal with the Year 2000 risk has become a major issue for businesses throughout the world. Within the Manufacturers Life group, a group-wide program has been underway since 1996 to make all critical systems compliant by the end of 1998 and other systems compliant by the end of 1999. Included in this program are all systems applicable to and shared by the Company with Manufacturers Life. Based on a detailed assessment, Manufacturers Life determined that a portion of its software needs to be modified or replaced so that its computer systems will function properly into the Year 2000 and beyond. Like most companies, the Year 2000 issue represents a significant challenge for Manufacturers Life and extensive resources have been dedicated to modifying existing software and to converting to new software. However, there can be no assurances that Manufacturers Life's systems, nor those of other companies on which Manufacturers Life relies, will be fully converted on a timely basis and therefore that all adverse effect on the Company due to the Year 2000 risk will be avoided. Manufacturers Life is presently consulting with vendors, customers, subsidiaries, third-parties and other businesses with which it deals to ensure that no material aspect of its, or the Company's, operations will be hindered by the Year 2000 risk.

The costs of the project and the date on which Manufacturers Life plans to complete the modifications are based on management's best estimates and are subject to some uncertainty. Manufacturers Life is using both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. The total cost of this program to Manufacturers Life is estimated to be $64 million, comprised of $55 million for specifically budgeted programs and $9 million for general contingencies. Manufacturers Life has incurred [$ ] million as at December 31, 1998 of which the Company will receive an allocation due to its shared systems. The costs allocated are not expected to have a material effect on the net operating income of the Company.

EXECUTIVE OFFICERS AND DIRECTORS

     The directors and executive officers of Manufacturers Life of America, together with their principal occupations during the past five years, are as follows:

                                       POSITION WITH
                                    MANUFACTURERS LIFE OF
NAME                                      AMERICA                              PRINCIPAL  OCCUPATION
----                                      -------                              ---------------------
Sandra M. Cotter (36)               Director                             Attorney -- 1989-present, Dykema,
                                    (since December 1992)                Gossett
James D. Gallagher (43)             Director, Secretary and              Vice President, Secretary and General
                                    General Counsel                      Counsel -- January 1997-present, ManUSA;
                                                                         Vice President, Legal Services U.S.
                                                                         Operations -- January 1996-present, The
                                                                         Manufacturers Life Insurance Company;
                                                                         Vice President, Secretary and General
                                                                         Counsel -- 1994-present, The
                                                                         Manufacturers Life Insurance Company of
                                                                         North America; Vice President and
                                                                         Associate General Counsel -- 1991-1994,
                                                                         The Prudential Insurance Company of
                                                                         America
Bruce Gordon* (55)                  Director                             Senior Vice President, Group Benefits,
                                    (since May 1996)                     Canadian Division, The Manufacturers Life
                                                                         Insurance Company, 1994 - present; Vice President,
                                                                         U.S. Operations --Pensions -- 1990-1994,
                                                                         The Manufacturers Life Insurance Company
Donald A. Guloien (42)              President and Director               Senior Vice President, Business
                                    (since September 1990)               Development -- 1994-present, The
                                                                         Manufacturers Life Insurance Company,
                                                                         Vice President, U.S. Individual Business
                                                                         -- 1990-1994, The Manufacturers Life
                                                                         Insurance Company
Theodore F. Kilkuskie (43)          Director                             President, The Manufacturers Life Insurance
                                                                         Company of North America; Vice President, U.S.
                                                                         Individual Insurance -- January 1997-January, 1999,
                                                                         Man USA; Vice President, U.S. Individual
                                                                         Insurance -- June 1995-present, The
                                                                         Manufacturers Life Insurance Company;
                                                                         Executive Vice President, Mutual Funds
                                                                         -- January 1995-May 1995, State Street
                                                                         Research; Vice President, Mutual Funds
                                                                         -- 1987-1994, Metropolitan Life
                                                                         Insurance Company
Joseph J. Pietroski (60)             Director (since July                Senior Vice President, General Counsel
                                           1982)                         and Corporate Secretary -- 1988-present,

                                                                         The Manufacturers Life Insurance Company
John D. Richardson (61)             Chairman and Director                Senior Executive Vice President, The
                                    (since January 1995)                 Manufacturers Life Insurance Company,
                                                                         1999 to present; Senior Vice President and General
                                                                         (since January 1995)  Manager, U.S. Operations --
                                                                         1995-present, The Manufacturers Life
                                                                         Insurance Company; Senior Vice President
                                                                         and General Manager, Canadian Operations
                                                                         1992-1994
John R. Ostler (46)                                                      Vice President, Chief  Financial Vice
                                                                         President -- 1992-present Actuary and Treasurer
Douglas H. Myers** (44)             Vice President, Finance              Assistant Vice President and Controller,
                                            and Compliance               U.S. Operations -- 1988-present, The
                                            Controller                   Manufacturers Life Insurance Company
Victor Apps (50)                    Senior Vice President                Senior Vice President and General
                                            and General Manager          Manager, Greater China Division -
                                                                         1995-present, The Manufacturers Life
                                                                         Insurance Company; Vice President and
                                                                         General Manager, Greater China Division
                                                                         -- 1993-1995, The Manufacturers Life
                                                                         Insurance Company; International Vice
                                                                         President, Asia Pacific Division --
                                                                         1988-1993, The Manufacturers Life
                                                                         Insurance Company
Robert A. Cook (44)                 Vice President,                      Senior Vice President, Individual U.S.
                                                                         Insurance, 1998- to present; Vice
                                                                         President, Product Management  -
                                                                         Marketing, 1996-1998, The Manufacturers
                                                                         Life Insurance Company; Sales
                                                                         Marketing Director, U.S. Division -- 1994-
                                                                         1995 The Manufacturers Life Insurance
                                                                         Company; Vice President, Corporation
                                                                         Strategic Review -- 1992-1993, The
                                                                         Manufacturers Life Insurance Company

------------------
 * Bruce Gordon is also a director of ManEquity, Inc.
** Douglas Myers is also a director and president of ManEquity, Inc.

EXECUTIVE COMPENSATION

[TO BE UPDATED]

The company's executive officers may also serve as officers of one or more of Manufacturers Life's affiliates. Allocations have been made as to such officers' time devoted to duties as executive officers of the Company. The following table shows the allocated compensation paid or awarded to or earned by the Company's Chief Executive Officer for services provided to the Company. No other executive officer had allocated cash compensation in excess of $100,000.

                           Summary Compensation Table

Name and      Year    Salary     Bonus(1)   Other Annual    Restricted   Securities      LTIP        All Other
Principal                                   Compensation    Stock        Underlying      Payouts     Compensation
Position                                        (2)         Award(s)     Options/SARs                    (3)
-----------------------------------------------------------------------------------------------------------------
Donald A.     1997    $8,732    $5,515     n/a              n/a          n/a             n/a         $12
Guloien,
President

(1) Bonus for 1996 performance paid in 1997.

(2) Does not include group health insurance since the plans are the same for all salaried employees. Other Annual Compensation disclosed only if the aggregate value of the perquisite exceeded the lesser of $50,000 or 10% of salary and bonus.

(3) Other Compensation includes the value of term life insurance premiums paid by Manufacturers Life for the benefit of the executive officer and Company paid 401(k) plan contributions. In prior years, this column included company paid pension plan contributions but this year there were no company paid contributions since the plan is overfunded.

The Management Resources and Compensation Committee (the "Committee") of the Board of Directors for Manufacturers Life approves the compensation programs for all officers as well as the annual review of Manufacturers Life's Annual Incentive Plan awards and Long-Term Incentive Plan grants. Executive officers participate in certain plans sponsored by Manufacturers Life.

Manufacturers Life's executive compensation policies are designed to recognize and reward individual performance as well as provide a total compensation package which is competitive with the median of Manufacturers Life's comparator group.

Manufacturers Life's officer compensation program is comprised of three key components; base salary, annual incentive and long-term incentive.

SALARY

The Committee approves the salary ranges and salary increase levels for all Vice Presidents and above based on competitive industry data for all markets in which Manufacturers Life operates. Salary increases to Manufacturers Life's officers and executives have been consistent with the salary increase programs approved for all employees.

In establishing Manufacturers Life's competitive position and developing annual salary increase programs, Manufacturers Life uses several annual surveys as prepared by independent compensation consulting firms with reference to publicly disclosed information.

The compensation of executive officers is determined by the individual to whom the officer reports and is approved by Manufacturers Life.

ANNUAL INCENTIVE PLAN

Manufacturers Life's Annual Incentive Plan ("AIP") provides the opportunity to earn incentive bonuses based on the achievement of pre-established corporate and divisional earnings objectives and divisional and individual performance objectives. The AIP uses earnings and performance measures to determine awards with predetermined thresholds for each component as approved by the Committee annually. Incentive award levels are established for each participant based on organizational level. When corporate and divisional performance objectives are significantly exceeded, a participant can receive up to a maximum of 150% to 200% of the established incentive award which would result in incentive award levels ranging from 22.5% to 100% of base salary. For named Executive Officers, incentive award levels range from 20-35% of base salary assuming achievement of targeted performance objectives. If corporate and divisional performance objectives are above or below targeted performance the incentive award is adjusted according to plan guidelines.

                            LONG TERM INCENTIVE PLAN



                                                                  Estimated Future Payouts Under
                                         Performance or          Non-Securities-Price-Based Plans
                                         Other Period                       (US $)(3)
                     Securities Units       Until              --------------------------------------
                     or Other Rights     Maturation or         Threshold       Target         Maximum
       Name             (#)(1)            Payout(2)            ($ or #)      ($ or #)(4)     ($ or #)
---------------      ----------------     ---------            ----------    -----------     ---------
Don Guloien                 837          Jan. 1, 2001          N/A            $4,819           N/A


Notes:

(1) Each grant has two components: Cash Appreciation Rights and Retirement Appreciation Rights.

(2) The appreciation in the value of Cash Appreciation Rights are redeemed four years following the grant date. Retirement Appreciation Rights are only redeemed upon retirement or cessation of employment with the Company.

(3) Canadian dollars converted to US dollars using a book rate of 1.36.

(4) The target is calculated assuming Cash Appreciation Rights are exercised in the fourth year. At that time 50% of the target is redeemed in cash and the balance continues to appreciate until redeemed upon retirement or cessation of employment.

All employees at the Vice President level and above are eligible to participate in the Manufacturers Life Long-Term Incentive Plan ("LTIP"). The purpose of the LTIP is to encourage senior officers to act in the long term interests of Manufacturers Life and to provide an opportunity to share in value creation as measured by the changes in the Manufacturers Life's statutory surplus. The LTIP is an appreciation rights plan which requires that substantial portion of any accumulated gain remain invested with Manufacturers Life during the participant's career with Manufacturers Life.

The Committee reviews the LTIP on an annual basis with respect to the Manufacturers Life's performance, targeted growth and competitive position. Based on management's recommendations, the Committee approves certain officers for participation in plan, when grants will be awarded, and the size and terms of grant.

Grants are determined as a percentage of the participant's base salary or Canadian job grade midpoint depending on organization level of the participant. Each grant has two components: cash appreciation rights and retirement appreciation rights which are granted in tandem on a one-for-one basis. Grants appreciate proportionally to the statutory surplus of Manufacturers Life. Cash appreciation rights are exercised on the fourth anniversary of the grant whereas retirement appreciation rights may only be exercised upon retirement. The net present value of the payout opportunity after four years varies between 20% to 100% of base salary depending on the organization level of the participant.

PERQUISITES

In addition to cash compensation, all officers are entitled to a standard benefit package including medical, dental, pension, basic and dependent life insurance, defined benefit plan and long and short-term disability coverage. Canadian domiciled officers at the Vice President levels and above are eligible to receive the Executive Flexible Spending Account. The objective of the program is to assist and encourage the executive officer to represent the interests and high standards of Manufacturers Life, both from a business and a personal perspective. The program's flexibility allows use of the allowance for benefit choices from a comprehensive list of options, including: car, mortgage subsidy and club memberships.

CANADIAN STAFF PENSION PLAN

Canadian domiciled executive officers are eligible to participate in Manufacturers Life Canadian Staff Pension Plan and to receive supplemental pension benefits. Under this plan and the supplemental pension benefit program, income is payable for the life of the executive officer, with a guarantee of a minimum of 120 monthly payments. Pensionable earnings for this purpose are calculated as the highest average of the base earnings and bonuses earned over any 36 consecutive months. The pension benefit is determined by years of service multiplied by the sum of 1.3% of pensionable earnings up to the average of the last three years maximum pensionable earnings ("YMPE") and 2% of the excess of pensionable earnings over the average YMPE, without regard to the maximum pension limit for registered pension plans imposed by Revenue Canada. Employees hired after the age of 40 who become executive officers within one year of hire may also receive a service credit equal to their actual period of service, to a maximum of 10 years. Employees hired between the ages of 30 and 40 who similarly attain executive officer status are entitled to receive a proportionately reduced benefit under this program.


                                                   Years of Service
           Remuneration ($)       15              20               25              30               35
           ----------------------------------------------------------------------------------------------
                                   $              $                 $               $                $
           ----------------------------------------------------------------------------------------------
             125,000            24,810          33,079           41,349          49,619           57,889
           ----------------------------------------------------------------------------------------------
             150,000            30,324          40,432           50,540          60,649           70,757
           ----------------------------------------------------------------------------------------------
             175,000            35,839          47,785           59,732          71,678           83,624
           ----------------------------------------------------------------------------------------------
             200,000            41,354          55,138           68,923          82,707           96,492
           ----------------------------------------------------------------------------------------------
             225,000            46,868          62,491           78,114          93,737          109,360
           ----------------------------------------------------------------------------------------------
             250,000            52,383          69,844           87,305         104,766          122,227
           ----------------------------------------------------------------------------------------------
             300,000            63,413          84,550          105,688         126,825          147,963
           ----------------------------------------------------------------------------------------------
             400,000            85,471         113,962          142,452         170,943          199,433
           ----------------------------------------------------------------------------------------------
             500,000           107,530         143,374          179,217         215,060          250,904
           ----------------------------------------------------------------------------------------------
             600,000           129,589         172,785          215,982         259,178          302,374
           ----------------------------------------------------------------------------------------------
             700,000           151,648         202,197          252,746         303,296          353,845
           ----------------------------------------------------------------------------------------------
             800,000           173,707         231,609          289,511         347,413          405,315
           ----------------------------------------------------------------------------------------------

             900,000           195,765         261,021          326,276         391,531          456,786
           ----------------------------------------------------------------------------------------------
           1,000,000           217,824         290,432          363,040         435,649          508,257
           ----------------------------------------------------------------------------------------------


Don Guloien, President and Chief Operating Officer, has 16.8 years.


LEGAL PROCEEDINGS

There are no pending legal proceedings affecting Separate Account Two or Manufacturers Life of America.

STATE REGULATIONS

Manufacturers Life of America is subject to regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial regulations of all jurisdictions in which it is authorized to do business. The Policy has been filed with insurance officials and meets all standards set by law in each jurisdiction where it is sold.


OTHER MATTERS

SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS

Where permitted by state insurance laws, Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchase Policies covering a group on individuals on a group basis. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

Charges and deductions described above (see Description of the Policies -- "Policy Charges") may be reduced for Policies issued in connection with group or sponsored arrangements. Such arrangements may also include sales without withdrawal charges and certain other charges to employees, officers, directors, agent, immediate family members of the foregoing and employees of agents of Manufacturers Life and its subsidiaries. Manufacturers Life of America will reduce the charges and deductions in accordance with its rules in effect as of the date an application for a Policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and effort, administrative costs and mortality risks and expense risks costs per Policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which Policies are purchased and certain characteristics of its members.

The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative, mortality and expense risks costs resulting from sales to qualifying groups and sponsored arrangements.

Manufacturers Life of America may modify from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policyowners and all other owners of the Policies.

SALE OF THE POLICIES

ManEquity, Inc., an indirect wholly-owned subsidiary of Manufacturers Life, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manufacturers Life of America.

ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Policies will be sold by registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized by state insurance departments to do so.

For the years ended December 31, 1996, December 31, 1997 and December 31, 1998,
ManEquity, Inc. received $3,045,326, $570,520 and [$    ], respectively, as
compensation for sales of other variable annuity policies issued by Separate Account Two by its registered representatives. Of these amounts, $2,957,985,
$537,752 and [$    ], respectively, were remitted to Manufacturers Life to
reimburse it for commissions paid to such registered representatives. The total of all compensation received by ManEquity, Inc. for sales of variable products, including products issued by Separate Account Two, for the year ended December
31, 1998 was [$    ].

Agents will receive commissions on purchase payments not to exceed 4% thereof and, each year beginning with the seventh Policy Anniversary, 0.50% of the Policy Value at the respective Policy Anniversary. Under certain circumstances agents may be eligible for a bonus payment of not exceeding 1% of purchase payments. In addition, agents who meet certain productivity and persistency standards will be eligible for additional compensation.

VOTING RIGHTS

As stated above, all of the assets held in the Variable Accounts will be invested in shares of a particular Portfolio of Manufacturers Investment Trust. Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the Variable Accounts in accordance with instructions received from Policyowners having an interest in such Accounts. Shares held in each Variable Account for which no timely instructions from Policyowners are received, including shares not attributable to Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that Variable Account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Variable Accounts in its own right, it may elect to do so.

The number of shares in each Variable Account for which instructions may be given by a Policyowner is determined by dividing the portion of that Policy's Variable Policy Value derived from participation in that Variable Account, if any, by the value of one share of the corresponding Trust. The number will be determined as of a date chosen by Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in the prospectus. The prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact Manufacturers Life of America's Service Office, the address and telephone number of which are on the first page of this prospectus.

EXPERTS

The financial statements of The Manufacturers Life Insurance Company of America and the financial statements of Separate Account Two of The Manufacturers Life Insurance Company of America appearing in this prospectus for the year ended December 31, 1998 have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein. Such financial statements have been included herein in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.

PERFORMANCE AND OTHER COMPARATIVE INFORMATION

From time to time, in advertisements or in reports to Policyowners, Manufacturers Life of America may quote various independent quotation services for the purpose of comparing Manufacturers Life of America's Policies' performance and other rankings with other companies' variable annuity policies and for the purpose of comparing any of the Portfolios of Manufacturers Investment Trust with other mutual funds with similar investment objectives. Performance rankings are not to be considered indicative of the future performance of the Portfolios. The quotation services which are currently followed by Manufacturers Life of America include Lipper Analytical Services, Inc.("Lipper"), Morningstar, Inc., Variable Annuity Research and Data Service, and Money Magazine; however, other nationally recognized rating services may be quoted in the future. The performance of certain indices may also be quoted in advertisements or in reports to Policyowners. These indices include Standard & Poor's 500 Index, National Association of Real Estate A11 REIT's Index, Salomon Brothers (broad corporate index), Dow Jones Industrial Average, Donoghue Prime Money Fund Index, 3 month Treasury Bills, the National Association of Securities Dealers Automated Quotation System, the Financial Times Actuaries World Index, and the following Lipper Indices: Money-Market Funds, Corporate Bond Funds, Balanced Funds, Growth Funds, Small-Company Growth Funds, Real Estate Funds, International Funds and Pacific Region Funds. These comparisons may include graphs, charts, tables or examples.

ADVERTISING PERFORMANCE OF VARIABLE ACCOUNTS

Manufactures Life of America may publish advertisements or distribute sales literature that contain performance data relating to the sub-accounts of Separate Account Two. Each of the sub-accounts may in its advertising and sales materials quote total return figures. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Non-standardized total return figures may be quoted assuming both (i) redemption at the end of the time period and (ii) not assuming redemption at the end of the time period. Standardized figures include total return figures from: (i) the inception date of the sub-account of the Separate Account Two which invests in the portfolio or (ii) ten years, whichever period is shorter. Non-standardized figures include total return numbers from: (i) inception date of the portfolio or (i) ten years, whichever period is shorter. Such figures will always include the average annual total return for recent one year and, when applicable, five and ten year periods and, where less than ten years, the inception date of the subaccount, in the case of standardized returns, and the inception date of the portfolio, in the case of non-standardized returns. Where the period since inception is less than one year the total return quoted will be the aggregate return for the period. Non-standardized figures may also include total return numbers for one and three year periods where applicable. The average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. For purposes of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated.

In calculating standardized return figures, mortality and expense risk fees are reflected in changes in unit values. The annual administration charge is estimated by dividing the total administration charges collected during a given year by the average total assets attributable to the Policies during that year (including amounts allocated to both Separate Account Two and the Guaranteed Interest Account), multiplying that percentage by the average of the beginning and ending values of the hypothetical investment and subtracting the result from the year end account value. Standardized total return figures will be quoted assuming redemption at the end of the period. Non-standardized total return figures reflecting redemption at the end of the time period are calculated on the same basis as the standardized returns. Non-standardized total return figures not reflecting redemption at the end of the time period are calculated on the same basis as the standardized returns except that the calculations assume no redemption at the end of the period. The Company believes such non-standardized figures not reflecting redemptions at the end of the time period are useful to contract owners who wish to assess the performance of an ongoing contract of the size that is meaningful to the individual contract owner.

For total return figures quoted for periods prior to the commencement of the offering of this contract, May 4, 1994, standardized performance data will be the historical performance of the Manufacturers Investment Trust portfolio from the date the applicable sub-account of the Separate Account Two first became available for investment under other contracts offered by Manufacturers Life of America; adjusted to reflect current contract charges. In the case of non-standardized performance, performance figures will be the historical performance of the Manufacturers Investment Trust portfolio from the inception date of the portfolio, adjusted to reflect current contract charges.


                STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES

Total returns if surrendered for the period ending December 31, 1998 were as follows:


                                                                                                 AVG. ANNUAL
                                                                                                TOTAL RETURN
                                                                                               SINCE INCEPTION
                                                                                               OF SUB-ACCOUNT
                                                          AVG. ANNUAL      AVG. ANNUAL          OR TEN YEARS,
MANUFACTURERS INVESTMENT                                 TOTAL RETURN      TOTAL RETURN           WHICH EVER
TRUST PORTFOLIOS                                           ONE YEAR         FIVE YEARS#           IS SHORTER#
-------------------------------------------------------------------------------------------------------------
Emerging Small Company                                       -9.33%             n/a                  2.77%
Balanced                                                      3.53%             n/a                  9.97%*
Investment Quality Bond                                      -1.48%            4.89%                 4.32%+
Quantitative Equity**                                        14.51%           16.46%                15.02%+
Real Estate Securities**                                    -24.31%            5.93%                10.90%+
Money Market                                                 -4.76%             n/a                 -0.26%*
International Stock                                           4.14%             n/a                  2.61%*
Pacific Rim Emerging Markets**                              -13.58%             n/a                 -9.91%*


* Average Annual Return since Inception of Sub-Account (October 4, 1994 for the Pacific Rim Emerging Markets Trust; and January 1, 1997 for the Emerging Small Company, Balanced, Money Market Trust and International Stock Trust).

** On December 31, 1996 Manulife Series Fund, Inc. merged with Manufacturers Investment Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund portfolios for periods to December 31, 1996.

# Policies have only been offered since May 4, 1994. Performance data for earlier periods are hypothetical figures based on the performance of the Sub-Account in which policy assets may be invested.

+  10 year average annual total return.

               NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES (ASSUMING REDEMPTION AT THE END OF THE TIME PERIOD)

Total returns if surrendered are as follows:


                                                                                       AVG. ANNUAL
                                                                                      TOTAL RETURN
                                                   AVG. ANNUAL      AVG. ANNUAL         TEN YEARS
MANUFACTURERS INVESTMENT                          TOTAL RETURN      TOTAL RETURN            OR
TRUST PORTFOLIOS                                     ONE YEAR        FIVE YEARS#     SINCE  INCEPTION
-----------------------------------------------------------------------------------------------------
Emerging Small Company                                -9.33%            n/a                2.77%*
Balanced                                               3.53%            n/a                9.97%**
Investment Quality Bond                               -1.48%            4.89%              4.32%+
Quantitative Equity**                                 14.51%           16.46%             15.02%+
Real Estate Securities**                             -24.31%            5.93%             10.90%+
Money Market                                          -4.76%            2.62%              3.70%*
International Stock                                    4.14%            n/a                2.61%*
Pacific Rim Emerging Markets**                       -13.58%            n/a               -9.91%*


* Average Annual Return since Inception (June 18, 1985 for the Money Market Trust; October 4, 1994 for the Pacific Rim Emerging Markets Trust; and December 31, 1996 for the Emerging Small Company, Balanced and International Stock Trust).

** On December 31, 1996 Manulife Series Fund, Inc. merged with Manufacturers Investment Trust (formerly, NASL Series Trust). Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund portfolios for periods to December 31, 1996.

# Policies have only been offered since May 4, 1994. Performance data for earlier periods are hypothetical figures based on the performance of the Portfolio in which policy assets may be invested.

+  10 year average annual total return.


              NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES (ASSUMING NO REDEMPTION AT THE END OF THE TIME PERIOD)


Total returns if not surrendered are as follows:

                                                                                     AVG. ANNUAL
                                                                                     TOTAL RETURN
                                                    AVG. ANNUAL       AVG. ANNUAL      TEN YEARS#
MANUFACTURERS INVESTMENT                           TOTAL RETURN      TOTAL RETURN          OR
TRUST PORTFOLIOS                                     ONE YEAR         FIVE YEARS#    SINCE INCEPTION
----------------------------------------------------------------------------------------------------
Emerging Small Company                                 -1.45%             n/a            -8.73%
Balanced                                               12.53%             n/a            14.67%+
Investment Quality Bond                                 7.09%            5.27%            4.32%+
Quantitative Equity**                                  24.47%           17.32%           15.02%+
Real Estate Securities**                              -17.73%            6.71%           10.90%+
Money Market                                            3.52%            3.37%            3.70%*
International Stock                                    13.20%             n/a             6.99%*
Pacific Rim Emerging Markets**                         -6.07%             n/a            -8.73%*


* Average Annual Return since Inception (June 18, 1985 for the Money Market Trust; October 4, 1994 for the Pacific Rim Emerging Markets Trust; and December 31, 1996 for the Emerging Small Company, Balanced and International Stock Trust).

# Policies have only been offered since May 4, 1994. Performance data for earlier periods are hypothetical figures based on the performance of the Portfolio in which policy assets may be invested.

** On December 31, 1996 Manulife Series Fund, Inc. merged with Manufacturers Investment Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund portfolios for periods to December 31, 1996.

+  10 year average annual total return.

                     NON-STANDARDIZED AGGREGATE TOTAL RETURN
               (ASSUMING REDEMPTION AT THE END OF THE TIME PERIOD)

Aggregate total returns if surrendered as of the end of each year since inception are as follows:

          Emerging    Balanced   Investment   Quantitative     Real        Money      International    Pacific
          Small Co.              Quality      Equity           Estate      Market     Stock            Rim
                                 Bond         ***              Securities                              Emerging
                                              (formerly        ***                                     Markets
                                              Common                                                    ***
                                              Stock)
1998    -9.33%       3.53%       -1.48%       14.51%           -24.31%     -4.76%       4.14%          -13.58%
1997      N/A         N/A        -0.55%       17.67%             7.30%     -4.73%        N/A           -40.34%
1996      N/A         N/A        -7.06%        6.86%            22.08%     -4.81%        N/A            -0.50%
1995      N/A         N/A         8.28%       19.27%             5.39%     -3.88%        N/A            1.78%
1994      N/A         N/A       -13.60%      -13.19%           -11.90%     -5.64%        N/A           -13.50%
1993      N/A         N/A        -0.31%        3.67%            12.75%     -6.78%        N/A              N/A
1992      N/A         N/A        -2.86%        3.53%            11.46%     -6.12%        N/A              N/A
1991      N/A         N/A         5.18%       20.20%            30.95%     -3.79%        N/A              N/A
1990      N/A         N/A       -21.35%      -13.08%           -13.50%     -1.77%        N/A              N/A
1989      N/A         N/A        -2.95%       20.68%            -0.42%     -0.96%        N/A              N/A
1988      N/A         N/A        -2.96%        0.20%             2.03%     -2.74%        N/A              N/A
1987      N/A         N/A       -15.63%      -22.58%           -16.61%     -3.38%        N/A              N/A
1986      N/A         N/A         2.63%         N/A               N/A      -3.76%        N/A              N/A
1985      N/A         N/A          N/A          N/A               N/A        N/A         N/A              N/A
1984      N/A         N/A          N/A          N/A               N/A        N/A         N/A              N/A

*** On December 31, 1996 Manulife Series Fund, Inc. merged with Manufacturers Investment Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund portfolios for periods to December 31, 1996.

                     NON-STANDARDIZED AGGREGATE TOTAL RETURN
             (ASSUMING NO REDEMPTION AT THE END OF THE TIME PERIOD)


Aggregate total returns as of the end of each year since inception, if not surrendered are as follows:

          Emerging    Balanced   Investment Quantitative   Real         Money      International    Pacific
          Growth                 Quality    Equity ***     Estate       Market     Stock            Rim
                                 Bond       (formerly      Securities                               Emerging
                                            Common Stock)  ***                                      Markets
                                                                                                     ***
1998    -1.45%      12.53%        7.09%      24.47%        -17.73%      3.52%       13.20%           -6.07%
1997      N/A         N/A         8.10%      27.90%         16.64%      3.56%       N/A             -35.16%
1996      N/A         N/A         1.02%      16.15%         32.69%      3.46%       N/A               8.15%
1995      N/A         N/A        17.70%      27.27%         13.99%      4.12%       N/A               9.60%
1994      N/A         N/A        -6.09%      -5.64%         -4.24%      2.36%       N/A              -1.90%
1993      N/A         N/A         8.36%      11.67%         20.75%      1.22%       N/A                N/A
1992      N/A         N/A         5.58%       4.47%         19.46%      1.88%       N/A                N/A
1991      N/A         N/A        14.33%      28.20%         38.95%      4.21%       N/A                N/A
1990      N/A         N/A       -14.51%      -5.52%         -5.98%      6.23%       N/A                N/A
1989      N/A         N/A         5.49%      28.68%          7.58%      7.04%       N/A                N/A
1988      N/A         N/A         5.48%       8.20%         10.03%      5.26%       N/A                N/A
1987      N/A         N/A        -8.29%     -15.85%         -9.35%      4.62%       N/A                N/A
1986      N/A         N/A        11.55%        N/A            N/A       4.24%       N/A                N/A
1985      N/A         N/A          N/A         N/A            N/A       2.03%       N/A                N/A
1984      N/A         N/A          N/A         N/A            N/A        N/A        N/A                N/A

*** On December 31, 1996 Manulife Series Fund, Inc. merged with Manufacturers Investment Trust. Performance presented for these sub-accounts is based upon the performance of the respective predecessor Manulife Series Fund portfolios for periods to December 31, 1996.

All of the above performance data are based on the actual historical performance of the Portfolios or sub-accounts for specified periods, and the figures are not intended to indicate future performance.

EXCHANGE OFFER

         Currently, there is an exchange offer in effect whereby contracts described in this prospectus ("Old Contracts") may be exchanged for Venture Combination Fixed and Variable Annuity contracts ("New Contracts"). The exchange offer is available in all states except New Hampshire, New York, and the territory of Guam.

         The Company will permit an owner of an outstanding Old Contract to exchange the Old Contract for a New Contract without the imposition of a withdrawal charge at the time of exchange, except a possible market value adjustment as described below. For purposes of computing the applicable withdrawal charge upon any withdrawals made subsequent to the exchange, the New Contract will be deemed to have been issued on the date the Old Contract was issued, and any purchase payment credited to the Old Contract will be deemed to have been credited to the New Contract on the date it was credited under the Old Contract. The death benefit under the New Contract on the date of its issue will be the contract value under the Old Contract on the date of exchange, and will "step up" annually thereafter as described in paragraph "5." below.

         Old Contract owners interested in a possible exchange should carefully review both the New Contract prospectus and the remainder of this Prospectus before deciding to make an exchange.

         AN EXCHANGE MAY NOT BE IN THE BEST INTERESTS OF AN OWNER OF AN OLD CONTRACT. Further, under the Old Contracts, a market value adjustment may apply to any amounts transferred from a fixed investment account in connection with an exchange. (Reference should be made to the discussion of the market value adjustment under "Market Value Adjustment" in this prospectus.) The Company believes that an exchange as described above will not be a taxable event for Federal tax purposes; however, any owner considering an exchange should consult a tax adviser. The Company reserves the right to terminate this exchange offer or to vary its terms at any time.

                                     * * * *

         THE PRINCIPAL DIFFERENCES BETWEEN THE OLD CONTRACT AND THE NEW CONTRACT ARE AS FOLLOWS:

         1.  Number of Variable Investment Options

         The Old Contract has eight variable investment options whereas the New Contract has thirty five variable investment options.

         2.  Fixed Account Investment Options

         The Old Contract has a Guaranteed Interest Account as well as Fixed Accounts with guarantee periods ranging from 1 to 10 years whereas the New Contract offers five fixed account investment options: one, three, five and seven year guaranteed investment accounts and a dollar cost averaging fixed investment account. The market value adjustment for the Old Contract Fixed Accounts is different from the market value charge for the New Contract fixed account investment options. The Old Contract adjustment and the New Contract charge both reduce the withdrawal amount when current interest rates are higher than the credited rate on the fixed investment although the magnitude of the adjustments may differ due to differences in adjustment formulas. The Old Contract adjustment also provides upside potential, increasing the withdrawal value when current interest rates are lower than the fixed account credited rate. The New Contract charge does not provide this upside potential. See "Market Value Adjustment" in the Old Contract prospectus and "Fixed Account Investment Options" in the New Contract prospectus.

         3.   Surrender Charges

         The surrender charges under the New Contract are different from the Old Contract. The surrender charges under the Old Contract and the New Contract are as follows:

Old Contract                                            New Contract
------------                                            ------------
Number of Complete Years     Withdrawal Charge          Number of Complete Years   Withdrawal Charge
Purchase Payments In         Percentage                 Purchase Payments in
Contract                                                Contract
0                            8%                         0                          6%
1                            8%                         1                          6%
2                            8%                         2                          5%
3                            6%                         3                          5%
4                            4%                         4                          4%
5                            2%                         5                          3%
6+                           0%                         6                          2%
                                                        7+                         0%

         4. Separate Account and Fixed Account Expenses; Contract Owner Transaction Expenses

         The New Contract and the Old Contract have different separate account and fixed account annual expenses as well as different contract owner transaction expenses as noted in the chart below:

New Contract Separate Account Annual Expenses
(as a percentage of average account value)

Separate Account Annual Expenses

Mortality and expense risk fees                        1.25%
Administration fee - asset based                       0.15%
                                                       ----
Total Separate Account Annual Expenses                 1.40%

New Contract Contract Owner Transaction Expenses

Annual Administration Fee                              $30*
Dollar Cost Averaging Charge                           none

*The $30 annual administration fee will not be assessed prior to the maturity date if at the time of its assessment the sum of all investment accounts is greater than or equal to $100,000.

Old Contract Separate Account Annual Expenses

Separate Account Annual Expenses

Mortality and Expense Risk Charge                                    Annual Rate
  Charged daily as a percentage of average Variable Account Values*     0.80%
  Charged monthly as a percentage of the policy month-start
  Variable and Fixed Account Assets*                                    0.45%
                                                                        ----
                                                                        1.25%
Other Separate Account Expenses
  Charge for administration charged daily as a percentage of average
  Variable Account Values                                               0.20%
                                                                        ----
Total Separate Account Annual Expenses                                  1.45%

Old Contract Contract Owner Transaction Expenses

Record Keeping Charge                       $30**
Dollar Cost Averaging Charge
  (if selected and applicable)              $5***

*A mortality and expense risk charge of 0.80% per annum is deducted daily from separate account assets, and a mortality and expense risk charge of 0.45% per annum is deducted monthly from variable policy values and fixed account values.

**A record-keeping charge of 2% of the policy value up to a maximum of $30 is deducted during the accumulation period on the last day of a policy year. The charge is also deducted upon full surrender of a policy on a date other than the last day of a policy year.

***Transfers pursuant to the optional Dollar Cost Averaging program are free if policy value exceeds $15,000 at the time of the transfer, but otherwise incur a $5 charge.

         5.  Minimum Death Benefit

         Differences Between the Minimum Death Benefit of Old Contract and the New Contract are as follows:

         Minimum Death Benefit for Old Contract

         Upon the occurrence of the death of the original policyowner, ManAmerica will compare the policy value to the Survivor Benefit Amount (described below) and, if the policy value is lower, ManAmerica will deposit sufficient funds into the Money-Market Variable Account to make the policy value equal the Survivor Benefit Amount. Any funds which ManAmerica deposits into the Money-Market Variable Account will not be deemed a purchase payment for purposes of calculating withdrawal charges.

         The Survivor Benefit Amount is calculated as follows: (1) when the policy is issued, the Survivor Benefit Amount is set equal to the initial purchase payment; (2) each time a purchase payment is made, the Survivor Benefit Amount is increased by the amount of the purchase payment; (3) each time a withdrawal is made, the Survivor Benefit Amount is reduced by the same percentage as the Gross Withdrawal Amount (withdrawal amounts prior to deduction of charges and any adjustment for applicable market value adjustments) bears to the policy value; (4) in jurisdictions where it is allowed, on every sixth policy anniversary ManAmerica will set the Survivor Benefit Amount to the greater of its current value or the policy value on that policy anniversary, provided the original contract owner is still alive and is not older than age 85.

         Minimum Death Benefit for New Contracts

         Minimum Death Benefit for New Contracts Issued on or After May 1, 1998 (See below for state applicability)

         If any contract owner dies and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows: During the first contract year, the death benefit will be the greater of: (a) the contract value or (b) the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals. During any subsequent contract year, the death benefit will be the greater of: (a) the contract value or (b) the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then. If any contract owner dies on or after his or her 81st birthday, the death benefit will be the greater of (a) contract value or (b) the death benefit on the last day of the contract year ending just prior to the owner's 81st birthday, plus any payments made, less amounts deducted in connection with partial withdrawals.

         If any contract owner dies and the oldest owner had an attained age of 81 years or greater on the contract date, the death benefit will be the greater of: (a) the contract value or (b) the excess of (i) the sum of all purchase payments over (ii) the sum of any amounts deducted in connection with partial withdrawals.

         The death benefit described below under "Death Benefit for New Contracts Issued Prior to May 1, 1998" will continue to apply to contracts issued on or after May 1, 1998 in the states of:

-        Florida,
-        Maryland,
-        Puerto Rico
-        Washington
-        Connecticut (for contracts issued prior to April 1, 1998)
- Minnesota, Montana and Washington D.C. (for contracts issued prior to July 1, 1998)
-        Texas (for contracts issued prior to October 1, 1998)
-        Massachusetts (for contracts issued prior to February 1, 1999)
-        Florida, Maryland, Oregon (for contracts issued prior to March __,
         1999)

(collectively, the "Old Death Benefit States")

         Death Benefit for New Contracts Issued Prior to May 1, 1998

         The death benefit described below applies to New Contracts issued prior to May 1, 1998 as well as New Contracts issued on or after May 1, 1998 in the Old Death Benefit States.

         Contracts Issued Prior to May 1, 1998. If any contract owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows: During the first contract year, the death benefit will be the greater of: (a) the contract value or (b) the sum of all purchase payments made, less any amounts deducted in connection with partial withdrawals. During any subsequent contract year, the death benefit will be the greater of: (a) the contract value or (b) the death benefit on the last day of the previous contract year, plus any purchase payments made and less any amounts deducted in connection with partial withdrawals since then.

         If any contract owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be the greater of: (a) the contract value or (b) the excess of (i) the sum of all purchase payments over (ii) the sum of any amounts deducted in connection with partial withdrawals. If any contract owner dies and the oldest owner had an attained age greater than 80 on the contract date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment of benefits. For contracts issued on or after October 1, 1997, any withdrawal charges applied against the death benefit shall be waived by the Company.

         6.  Annuity Payments

         Annuity payments under the Old Contract will be made on a fixed basis only whereas annuity payments under the New Contract may be made on a fixed or variable basis or a combination of fixed and variable bases.

         7.  Annuity Value Guarantee

         The Old Contract guarantees that, in those jurisdictions where permitted, under certain conditions the policy value available at the annuity commencement date will be the greater of the policy value or an amount reflecting the purchase payment and withdrawals made by the contract owner (the "Annuity Value Guarantee"). The New Contract does not have an Annuity Value Guarantee.

         8.  Annuity Purchase Rates

         The annuity purchase rates guaranteed in the New Contract are based on the 1983 Table A projected at Scale G, assume births in year 1942 and reflect an assumed interest rate of 3% per year. The annuity purchase rates guaranteed in the Old Contract are based on the 1983 Individual Annuity Mortality Tables and an assumed interest rate of 3% per year.

                                     * * * *

         The above comparison does not take into account differences between the Old Contracts, as amended by qualified plan endorsements, and the New Contracts, as amended by similar qualified plan endorsements. Owners using their Old Contract in connection with a qualified plan should consult a tax advisor. See also the Federal Tax Matters section of this prospectus and the New Contract prospectuses.

                                   APPENDIX A

ANNUITY OPTIONS

The Policyowner may elect one of the following annuity options described below. If no option is specified, annuity payments will be made as a life annuity with a ten year certain period. Treasury or Labor Department regulations may require a different annuity option if no option is specified and may preclude the availability of certain options in connection with Qualified Policies. There may also be state insurance law requirements that limit the availability of certain options. The amounts payable under each option will be no less than amounts determined on the basis of tables contained in each Policy. Such tables are based on the 1983 Individual Annuity Mortality Tables and an assumed interest rate of 3% per year.

OPTION 1:                  ANNUITY CERTAIN - payments in equal installments
                           for a period of not less than five years and not more than twenty years.

OPTION 2(a):               LIFE ANNUITY WITHOUT REFUND - payments in equal
                           installments during the Lifetime of an Annuitant, payments will cease. Since there is no guarantee that any minimum number of payments will be made, the payee may receive only one payment if he or she dies before the date the second payment is due.

OPTION 2(b):               LIFE ANNUITY WITH CERTAIN PERIOD - payments in
                           equal installments during the lifetime of an Annuitant and if the Annuitant dies before installments have been paid for a designated period, either five, ten or twenty years, payments will continue for the remainder of the period selected.

OPTION 2(c):               LIFE ANNUITY WITH INSTALLMENT REFUND - payments
                           in equal installments during the lifetime of an Annuitant and if the Annuitant dies before the total installments paid equal the Policy Value applied to provide the annuity, payments will continue until the Policy Value has been paid.

OPTION 3(a):               JOINT AND SURVIVOR ANNUITY WITHOUT REFUND -
                           payments in equal installments during the lifetime of two Annuitants with payments continuing in full amount to the survivor upon death of either. Since there is no guarantee that any minimum number of payments will be made, the payees may receive only one payment if they both die before the date of the second payment is due.

OPTION 3(b):               JOINT AND SURVIVOR ANNUITY WITH CERTAIN PERIOD
                           - payments in equal installments during the lifetime of two Annuitants and if both die before installments have been paid for a ten year period, payments will continue for the remainder of the period.

Under Options 2(b), 2 (c) and 3 (b), upon the death of the Annuitant or second to die of joint Annuitants, the beneficiary may elect to receive the commuted value of any remaining payments. Any such commutation will be at the interest rate used to determine the amount of the annuity payments plus 1/2%.

                                   APPENDIX B

                 SAMPLE CALCULATIONS OF MARKET VALUE ADJUSTMENTS
                             AND WITHDRAWAL CHARGES*

MVA FORMULA

The MVA factor is equal to:

         (1 + G) exp N - 1
         -------
         (1 + C)

EXAMPLE ONE:  NEGATIVE MVA AND NO WITHDRAWAL CHARGE

Assume the following:

Type of Account:                                           Fixed
Type of Transaction:                                       Transfer
Time remaining in the Guarantee Period:                    30 months, 5 days
Guaranteed Rate:                                           6%
Current Rate for new 3-year deposits:                      8%
Transfer Requested:                                        $10,000
Withdrawal Charge:                                         0%
Other Charges:                                             $35 transfer charge

In this example,

         N = 30/12 = 2.5
         G = .06
         C = .08

The MVA factor equals:

         1.06 exp 2.5-1 = -0.0457
         ----
         1.08

Manufacturers Life of America will deduct a Gross Withdrawal Amount of
$10,000.00.

From this, Manufacturers Life of America will deduct the transfer charge of $35. This will leave $9,965.00.

The amount of the MVA adjustment would be $9,965.00 X  -0.0457, or -- $ 455.40.

The cash transferred to another account(s) would be $9,965.00 -- $455.40, or $9,509.60.

*The assumed fixed interest rates used in the examples in this Appendix illustrate the operation of the Market Value Adjustment and are not intended to reflect the levels of interest rates currently offered on the Fixed Accounts.

EXAMPLE TWO:  POSITIVE MVA AND NO WITHDRAWAL CHARGE

Assume the following:

Type of Account:                                      Fixed
Type of Transaction:                                  Partial Withdrawal
Time remaining in the Guarantee Period:               47 months
Guaranteed Rate:                                      6%
Current Rate for new 3-year deposits:                 4%
Current Rate for new 4-year deposits:                 Not Offered
Current Rate for new 5-year deposits:                 6%
Cash Withdrawal Requested:                            $10,000
Withdrawal Charge:                                    0%
Other Charges:                                        None

In this example,

         N = 47/12 = 3.91677
         G = .06
         C = .05

The time remaining in the Guarantee Period, rounded to the next full year, is 4 years. Since the 4-year deposit is not available, interpolate between the 3-year rate and the 5-year rate, to get a rate of 5%.

The MVA factor equals:

         1.06 exp - 1 = 0.0378
         ----
         1.05

We will take out a Gross Withdrawal Amount of $9,635.77.

The amount of the MVA adjustment would be $9,635.77 X 0.0378, or $364.23.

The cash received by the Policyowner would be $9,635.77 + $364.23, or $10,000.


EXAMPLE THREE:  WITHDRAWAL CHARGE AND NO MVA

Assume the following:

Type of Account:                                          Variable
Type of Transaction:                                      Partial Withdrawal
Cash Withdrawal Requested:                                $10,000
Withdrawal Charge:                                        6%
Other Charges:                                            None

The Gross Withdrawal Amount will be $10,638.30.

The withdrawal charge will be $10,638.30 X 6%, or $638.30.

The cash received by the Policyowner would be $10,638.30 - $638.30, or $10,000.

*In this example, Manufacturers Life of America assumes that a 10% free withdrawal has already been taken earlier in the year, and that the withdrawal charge percentage applies to the total Policy Value. In other situations the withdrawal charge may not apply to the total Policy Value.

EXAMPLE FOUR:  NEGATIVE MVA AND WITHDRAWAL CHARGE

Assume the following:

Type of Account:                                     Fixed
Type of Transaction:                                 Surrender
Time remaining in the Guarantee Period:              30 months, 5 days
Guaranteed Rate:                                     6%
Current Rate for new 3-year deposits:                8%
Transfer Requested:                                  $10,000
Withdrawal Charge:                                   6%
Other Charges:                                       $30 record-keeping charge

In this example,

         N = 30/12 = 2.5
         G = .06
         C = .08

The MVA factor equals:

          1.06 exp 2.5-1 = -0.0457
          ----
          1.08

On a surrender, the Gross Withdrawal Amount is the Policy Value, or $10,000 in this example.

Manufacturers Life of America will deduct the record-keeping charge of $30, leaving $9,970.

The amount of the MVA adjustment would be $9,970 X  -0.457, or $455.63.

This leaves and amount of $9,970.00 - $455.63, or $ 9,514.37.

The withdrawal charge will be $9,514.37 X 6%, or $570.86.

The cash received by the Policyowner would be $9,514.37 - $570.86, or $8,943.51.


*In this example, Manufacturers Life of America assumes that a 10% free withdrawal has already been taken earlier in the year, and that the withdrawal charge percentage applies to the total Policy Value. In other situations the withdrawal charge may not apply to the total Policy Value.

                                     PART B



                       STATEMENT OF ADDITIONAL INFORMATION

      Information permitted to be in the Statement of Additional Information is contained in the Prospectus.

                                     PART C



                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

         (a)      Financial Statements
                  Included in the Prospectus:


                  Reports of Independent Auditors for Registrant and Depositor for financial statements of Separate Account Two of The Manufacturers Life Insurance Company of America for the two year ended December 31, 1998 and financial statements of The Manufacturers Life Insurance Company of America for the year ended December 31, 1998. (Part A of Registration Statement) - TO BE FILED BY AMENDMENT


         (b) Exhibits, including those previously filed and incorporated herein by reference.


     (1) Copy of resolution establishing Separate Account Two. Filed herein.



     (3)(a)(i) Distribution Agreement between The Manufacturers Life Insurance Company of America and ManEquity, Inc. dated August 31, 1987. Filed herein.



     (3)(a)(ii) Supplemental Agreement to Distribution Agreement between The Manufacturers Life Insurance Company of America and ManEquity, Inc. dated October 1, 1992. Filed herein.



     (3)(b)(i) Specimen Agreement between ManEquity, Inc. and registered representatives. Incorporated by reference to Exhibit A(3)(b)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



     (3)(b)(ii) Specimen agreement between The Manufacturers Life Insurance Company of America and registered representatives. Incorporated by reference to Exhibit A(3)(b)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



     (3)(b)(iii) Specimen Agreement between ManEquity, Inc. and dealers. Incorporated by reference to Exhibit A(3)(b)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



     (3)(b)(iv) Specimen agreement between The Manufacturers Life Insurance Company of America and dealers. Incorporated by reference to Exhibit A(3)(b)(iv) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



     (4)(a) Form of Multi-Account Flexible Variable Annuity Policy. Filed herein.


     (4)(b)(i)    Endorsement 0646. Incorporated by reference to Exhibit
                  (4)(b)(iii) to Form 10-Q filed by The Manufacturers Life Insurance Company of America, file number 33-57020 filed August 14, 1997.


     (4)(b)(ii)   Trustee-Owned Policies Endorsement. Filed herein.



     (4)(b)(iii)  Individual Retirement Annuity Endorsement. Filed herein.



     (4)(b)(iv) Change of Investment Management Company Name Endorsement. Filed herein.



     (5)(a)       Form of Application for the Policy. Filed herein.


     (5)(b) Form of Application Supplement for the Policy. Previously filed as Exhibit (5)(a) to post-effective amendment no. 7 to the registration statement on Form N-4, filed December 18, 1996.

     (6)(a) Restated Articles of Redomestication of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit (3)(a)(i) to post-effective amendment no. 6 to the registration statement on Form S-1, file number 33-57020, filed December 9, 1996.

     (6)(b) By-Laws of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit (3)(b)(i) to post-effective amendment no. 6 to the registration statement on Form S-1, file number 33-57020, filed December 9, 1996.


     (7) Reinsurance Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of America. Filed herein.



     (8)(a)(i) Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of America dated June 1, 1988. Incorporated by reference to Exhibit A(8)(a)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



     (8)(a)(ii) Amendment to Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1992. Incorporated by reference to Exhibit A(8)(a)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



     (8)(a)(iii) Amendment to Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of America dated May 31, 1993. Incorporated by reference to Exhibit A(8)(a)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



     (8)(a)(iv) Amendment to Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of America dated June 30, 1993. Incorporated by reference to Exhibit A(8)(a)(iv) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



     (8)(a)(v) Amendment to Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1996. Incorporated by reference to Exhibit A(8)(a)(v) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



     (8)(a)(vi) Amendment to Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of America dated May 31, 1998. Incorporated by reference to Exhibit A(8)(a)(vi) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



     (8)(a)(vii) Amendment to Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1998. Filed herein.



     (8)(b)(i) Service Agreement between The Manufacturers Life Insurance Company and ManEquity, Inc. dated January 2, 1991. Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.



     (8)(b)(ii) Amendment to Service Agreement between The Manufacturers Life Insurance Company and ManEquity, Inc. dated March 1, 1994. Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.


     (9)(a) Opinion and consent of James D. Gallagher, Esq., General Counsel of The Manufacturers Life Insurance Company of America -- Previously filed as Exhibit (9)(a) to post-effective amendment no. 7 to the registration statement Form N-4 filed December 18, 1996.


     (9)(b)       Consent of Ernst & Young LLP - TO BE FILED BY AMENDMENT


     (16) Performance Computation Schedule -- Previously filed as Exhibit(16) to post-effective amendment no. 3 to the registration statement on Form N-4 filed April 26, 1996.

     (24) Power of Attorney. Incorporated by reference to Exhibit (12) to post-effective amendment no. 10 to the registration statement on Form S-6, file number 33-52310, filed February 28, 1997.

     (27)         Financial Data Schedule -- Not Applicable.

Item 25.          Directors and Officers of the Depositor.

         The names and positions of each of the officers and directors of The Manufacturers Life Insurance Company of America are set forth in Part A of this registration statement under the caption Additional Information about Manufacturers Life of America - "Executive Officers and Directors". The business address of John Richardson, Donald Guloien, Joseph Pietroski, Bruce Gordon, John Ostler, Victor Apps, Robert Cook and Douglas Myers is 200 Bloor Street East, Toronto, Ontario, Canada M4W1E5. The business address of Sandra M. Cotter is 800 Michigan National Tower, Lansing, Michigan 48933. The business address of James Gallagher and Theodore Kilkuskie is 73 Tremont Street, Boston, MA 02108-3915.

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

THE MANUFACTURERS LIFE INSURANCE COMPANY
Manulife Corporate Organization
The Manufacturers Life Insurance Company (Canada)

1.       Cantay Holdings Inc. - Ontario (100%)
2.       484551 Ontario Limited - Ontario (100%)
         a.     911164 Ontario Inc. - Ontario (100%)
3.       Churchill Lifestyles Corp. (100%)
4.       495603 Ontario Limited - Ontario (100%)
5.       1198183 Ontario Limited - Ontario (100%)
6.       1198184 Ontario Limited - Ontario (100%)
7.       1235434 Ontario Limited - Ontario (100%)
8.       576986 Ontario Inc. - Ontario (100%)
9.       Balmoral Developments Inc. - Ontario (100%)
10.      Manulife Bank of Canada - Canada (100%)
11.      Manulife Securities International Ltd. - Canada (100%)
12.      Family Realty First Corp. - Ontario (100%)
13.      NAL Resources Limited - Alberta (100%)
14.      Manulife International Capital Corporation Limited - Ontario (100%)
         a.     Regional Power Inc. - Ontario (100%)
                i.       La Regionale Power (Port Cartier) Inc. - Ontario (100%)
                ii.      La Regionale Power Angliers Inc. - Ontario (100%)
                iii.     Addalam Power Corporation - Philippines (100%)
15.      Peel-de Maisonneuve Investments Ltd. - Canada (100%)
         a.     2932121 Canada Inc. - Canada (100%)

16.      FNA Financial Inc. - Canada (100%)
         a.     NAL Trustco Inc. - Ontario (100%)
         b.     First North American Insurance Company - Canada (100%)
         c.     Elliott & Page Limited - Ontario (100%)
         d.     Seamark Asset Management Ltd. - Canada (67.86%)
         e.     NAL Resources Management Limited - Canada (100%)
                i.       NAL Energy Inc. - Alberta (100%)
17.      ManuCab Ltd. - Canada (100%)
         a.     Plazcab Service Limited - Newfoundland (100%)
18.      Manufacturers Life Capital Corporation Inc. - Canada (100%)
19.      The North American Group Inc. - Ontario (100%)
20.      994744 Ontario Inc. - Ontario (100%)
21.      1268337 Ontario Inc. - Ontario (100%)
22.      3426505 Canada Inc. - Canada (100%)
23.      The Manufacturers Investment Corporation - Michigan (100%)
         a.     Manulife Reinsurance Corporation (U.S.A.) - Michigan (100%)
                i. The Manufacturers Life Insurance Company (U.S.A.) - Michigan (100%)
                         (1)     Dover Leasing Investments, LLC - Delaware (99%)
                         (2) The Manufacturers Life Insurance Company of America - Michigan (100%)
                                 (a) Manulife Holding Corporation - Delaware (100%)
                                         (i)     Manufacturers Adviser Corpora-
                                                 tion - Colorado (100%)
                                         (ii)    Succession Plainning Interna-
                                                 tional, Inc. - Wisconsin (100%)
                                         (iii)   ManEquity, Inc. - Colorado
                                                 (100%)
                                         (iv)    Manulife Property Management of
                                                 Washington, D.C. Inc. -
                                                 Washington, D.C. (100%)
                                         (v)     ManuLife Service Corporation -
                                                 Colorado (100%)
                                         (vi)    Manulife Leasing Company, LLC -
                                                 Delaware (80%)
                         (3) Capitol Bankers Life Insurance Company - Michigan (100%)
                         (4)     Ennal, Inc. - Ohio (100%)
                         (5) Manulife-Wood Logan Holding Co. Inc. - Delaware (62.5%)
                                 (a)     Wood Logan Associates, Inc. -
                                         Connecticut (100%)
                                         (i)      Wood Logan Distributors, Inc.
                                                  - Connecticut (100%)
                                 (b)     The Manufacturers Life Insurance
                                         Company of North America - Delaware
                                         (100%)
                                         (i)      Manufacturers Securities
                                                  Services, LLC - Massachusetts
                                                  (100%)
                                         (ii)     The Manufacturers Life
                                                  Insurance Company of New York
                                                  - New York (100%)
                ii. Manulife Reinsurance Limited - Bermuda (100%) (1) MRL Holding, LLC - Delaware (99%)
                                 (a) Manulife-Wood Logan Holding Co. Inc. - Delaware (22.5%)
                iii.     MRL Holding, LLC - Delaware (1%)
24.      Manulife International Investment Management Limited - U.K. (100%)
         a.     Manulife International Fund Management Limited - U.K. (100%)
25.      WT(SW) Properties Ltd. - U.K. (100%)
26.      Manulife Europe Ruckversicherungs-Aktiengesellschaft - Germany (100%)
27.      Manulife International Holdings Limited - Bermuda (100%)
         a.     Manulife (International) Limited - Bermuda (100%)
                i.       Zhong Hong Life Insurance Co., Ltd. - China (51%)
                ii. The Manufacturers (Pacific Asia) Insurance Company Limited - H.K. (100%)
                iii.     Newtime Consultants Limited - H.K. (100%)
28.      Manulife (International) Reinsurance Limited - Bermuda (100%)
         a.     Manulife (International) P & C Limited - Bermuda (100%)

         b.     Manufacturers P & C Limited - Barbados (100%)
         c.     Manufacturers Life Reinsurance Limited - Barbados (100%)
29.      Chinfon-Manulife Insurance Company Limited - Bermuda (100%)
30.      Manulife (Malaysia) SDN. BHD. - Malaysia (100%)
31.      Manulife (Thailand) Ltd. - Thailand (100%)
32.      Young Poong Manulife Insurance Company - Korea (100%)
33.      Manulife Data Services Inc. - Barbados (100%)
         a.     Manulife Funds Direct (Barbados) Limited - Barbados (100%)
                i.       Manulife Funds Direct (Hong Kong) Limited - H.K. (100%)
34.      OUB Manulife Pte. Ltd. - Singapore (100%)
35.      Manulife Holdings (Hong Kong) Limited - H.K. (100%)
36.      ManuLife Financial Systems (Hong Kong) Limited - H.K. (100%)
37.      P.T. Asuransi Jiwa Dhamala ManuLife - Indonesia (51%)
         a.     P.T. AMP Panin Life - Indonesia (100%)

Item 27.  Number of Policyowners.


         There were 1175 Policies participating in the contract offered by this prospectus at December 31, 1998.


Item 28.  Indemnification of Directors and Officers.

         Article XV of the By-laws of The Manufacturers Life Insurance Company of America provides for indemnification of directors and officers as follows:

         "Article XV."

1. The Company may indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Company), by reason of the fact that he;

           (a) is or was a director, officer or employee of the Company, or
           (b) is or was serving at the request of the Company as a director, officer, employee, or trustee of another corporation, partnership, joint venture, trust or other enterprise.

     against all expenses (including solicitors' and attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted honestly and in good faith and with a view to the best interests of the Company, and, in the case of any criminal or administrative action or proceeding, he had reasonable grounds for believing that his conduct was lawful. The termination of any action, suit or proceeding by judgment, order settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interest of the Company and, with respect to any criminal action or proceeding, that he did not have reasonable grounds for believing that his conduct was lawful.

2. The Company shall in any event indemnify a person referred to in paragraph I hereof who has been substantially successful in the defense of any such action, suit or proceeding against all expenses (including solicitors' and attorneys' fees) reasonably incurred by him in connection with the action, suit or proceeding.

3. The indemnification provided by this By-Law shall be continuing and enure to the benefit of the heirs, executors, and administrators of any person referred to in paragraph I hereof.

4. Expenses (including solicitors' and attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of any person referred to in paragraph 1 hereof to repay the amount if it shall be ultimately determined that he is not entitled to indemnified by the Company as authorized by this By-Law.

5. The indemnification provided by this By-Law shall not be deemed exclusive of any other rights to which those entitled to be indemnified hereunder may be entitled as a matter of law or under any by-law, agreement, vote of members, or otherwise.

Administrative Resolution Number 600.01 of The Manufacturers Life Insurance Company provides for indemnification of certain directors and officers of subsidiary companies as follows:

         "Resolution 600.01"

1.1 The Manufacturers Life Insurance Company (the "Company") shall indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Company except as provided in 1.2 of this Article) by reason of the fact that the person

          (a) is or was a Director, officer or employee of the Company, or
          (b) is or was serving at the specific request of the Company as a Director, officer, employee, or trustee of another corporation, partnership, joint venture, trust or other enterprise, or
          (c) is or was engaged at the same time as an agent in the sale of the Company's products while at the same time employed by the Company in the United States in a branch management capacity.

     against all expenses (including but not limited to solicitors' and attorneys' fees) judgments, fines and amounts in settlement, actually and reasonably incurred by the person in connection with such action, suit or proceeding, (Other than those specifically excluded below) if the person acted honestly, in good faith, with a view to the best interests of the Company or the enterprise the person is serving at the request of the Company, and within the scope of his or her authority and normal activities, and, in the case of any criminal or administrative action or proceeding, the person had reasonable grounds for believing that his or her conduct was lawful.

     The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Company and, with respect to any criminal action or proceeding, that the person did not have reasonable grounds for believing that his or her conduct was lawful.

1.2 The Company shall also, with the approval of the Board, indemnify a person referred to in Section 1.1 of this Article in respect of any action by any person by or on behalf of the Company to procure a judgment in its favor to which the person is made a party by reason of being or having been a Director, officer or employee of the Company, against all costs, charges and expenses reasonably incurred by him or her in connection with such action if he or she fulfills the conditions set out in Section 1.1 of this Article.

1.3 The Company shall have no obligation to indemnify any person for:

         (a) any act, error, or omission committed with actual dishonest, fraudulent, criminal or malicious purpose or intent, or
         (b)  any act of gross negligence or willful neglect, or
         (c) any liability of others assumed by any person otherwise entitled to indemnification hereunder, or
         (d) any claims by or against any enterprise which is owned, operated, managed, or controlled by any person otherwise entitled to indemnification hereunder or any claims by such person against an enterprise, or
         (e) any claim arising out of, or based on, any pension plan sponsored by any person otherwise entitled to indemnification hereunder as employer, or
         (f) bodily injury, sickness, disease or death of any person, or injury to or destruction of any tangible property including loss of use thereof, or
         (g) any amount covered by any other indemnification provision or by any valid and collectible insurance which the person entitled to indemnify hereunder may have, or

         (h) any liability in respect of which the person would otherwise be entitled to indemnification if in the course of that person's actions, he or she is found by the Board of Directors to have been in breach of compliance with the Company's Code of Business Conduct or Conflict of Interest guidelines, or
         (i) any liability incurred by that person for any sales activities unless the person qualifies under Section 1.1(c) of this Article.

1.4 In the event of any indemnity payment by the Company and as a condition of it, the Company shall be subrogated to all the rights of recovery of the person indemnified, and such person shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights.

1.5 As a condition of indemnification, the person to be indemnified shall not demand or agree to arbitration of any claim, make any payment, admit any liability, settle any claims, assume any obligation or incur any expense without the written consent of the Company.

1.6 Any claim to indemnification shall not be assignable. In the event of death or incompetency, the legal representative of a person eligible for indemnification shall be entitled to indemnification for those acts and omissions of the indemnified person incurred prior to his death or incompetency.

1.7 The Company shall have the right as a condition of pending indemnification to appoint counsel satisfactory to the person to be indemnified to defend the person for any claim against him or her which may be covered by this indemnity.

1.8 The indemnification shall be continuing and enure to the benefit of the heirs, executors and administrators of any person referred to in Section
     1.1 of this Article.

1.9 Expenses(including but not limited to solicitors' and attorneys' fees), incurred in defending a civil, criminal, or administrative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of any person referred to in Section 1.1 of this Article to repay the amount if it shall be ultimately determined that the person is not eligible to be indemnified by the Company.

1.10 The Indemnification provided hereunder shall not be deemed exclusive of any other rights to which those eligible to be indemnified hereunder may be entitled as a matter of law under any By-Law, Resolution, agreement, vote of members or otherwise.

Liability Insurance

                  At a meeting of the Executive Committee of the Board of Directors of the Manufacturers Life Insurance Company held October 21, 1993, the purchase of Directors and Officers (D&O) liability insurance was approved. It became effective December 1, 1993. It provides global coverage for all Directors and Officers of The Manufacturers Life Insurance Company and its subsidiaries.

     The coverage provided:

         1. Insures Directors and Officers against loss arising from claims against them for certain acts in cases where they are not indemnified by The Manufacturers Life Insurance Company or a subsidiary.

         2. Insures The Manufacturers Life Insurance Company against loss arising from claims against Directors and Officers for certain wrongful acts, but only where the corporation indemnifies the Directors and Officers as required or permitted under applicable statutory or by-law provisions.

     In general, the D&O coverage encompasses:

                  - past, present and future Directors and Officers of The Manufacturers Life Insurance Company and subsidiaries

                  - defense costs and settlements (if legally obligated to be paid) resulting from third party claims in connection with "wrongful acts" committed by a Director or Officer within the scope of their duties

                  - claims made basis (i.e. policy responds to claims filed/reported during the policy term, including claims arising from events transpiring before the policy was in force as long as no Director/Officer was aware of the events prior to coverage placement).

Item 29.  Principal Underwriters.

(a) In addition to the Policies, ManEquity, Inc. acts as principal underwriter of policies participating in Separate Accounts One, Three and Four as well as other Policies issued by Separate Account Two of The Manufacturers Life Insurance Company of America.

(b)      Name and Principal                     Position and Offices
         Business Address                       with Underwriter

         Thomas G. Rieve                        Treasurer
         200 Bloor Street East
         Toronto, Ontario

         Gary Buchanan                          Director and V.P., Compliance
         200 Bloor Street East
         Toronto, Ontario

         Brian Buckley                          Secretary and General Counsel
         73 Tremont Street
         Boston, MA  02108

         Douglas Myers                          Director and President
         200 Bloor Street East
         Toronto, Ontario

         Bruce Gordon                           Director
         200 Bloor Street East
         Toronto, Ontario

         John Richardson                        Director
         200 Bloor Street East
         Toronto, Ontario

         Roy Bubbs                              Director
         200 Bloor Street East
         Toronto, Ontario

c.

                                  Net Underwriting
           Name of Principal        Discounts and       Compensation on         Brokerage        Other Compensation
              Underwriter            Commissions          Redemption           Commissions
            ManEquity, Inc.        To be filed by              0                    0                     0
                                      amendment

Item 30.  Location of Accounts and Records.

Pursuant to a Service Agreement, The Manufacturers Life Insurance Company maintains physical possession of the books and records of Separate Account Two required by Section 31(a) of the 1940 Act and the rules thereunder.

Item 31.  Management Services.

          Not applicable.

Item 32.  Undertakings.

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The Manufacturers Life Insurance Company of America (the "Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor have caused this amendment to the Registration Statement to be signed on their behalf in the City of Toronto, Province of Ontario, Canada, on this 26th day of February, 1999.

SEPARATE ACCOUNT TWO OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA (Registrant)

By: THE MANUFACTURERS LIFE INSURANCE
      COMPANY OF AMERICA
         (Depositor)

By: /s/ Donald A. Guloien
    ---------------------------------
    DONALD A. GULOIEN
    President

THE MANUFACTURERS LIFE
INSURANCE COMPANY OF AMERICA

By: /s/ Donald A. Guloien
    ---------------------------------
    DONALD A. GULOIEN
    President

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities indicated on this 26th day of February, 1999.

Signature                                      Title
---------                                      -----

*-------------------------------               Chairman and Director
JOHN D. RICHARDSON

*-------------------------------               President and Director
DONALD A. GULOIEN                              (Principal Executive Officer)

*-------------------------------               Director
SANDRA M. COTTER

/s/ James D. Gallagher
-------------------------------                Director
JAMES D. GALLAGHER

*-------------------------------               Director
BRUCE GORDON

*-------------------------------               Director
JOSEPH J. PIETROSKI

*-------------------------------               Director
THEODORE KILKUSKIE, JR.

*-------------------------------               Vice President, Finance
DOUGLAS H. MYERS                               (Principal Financial and
                                               Accounting Officer)

* /s/ James D. Gallagher
-------------------------------
JAMES D. GALLAGHER
Pursuant to Power of Attorney

                                  EXHIBIT INDEX

Exhibit No.         Description

(1)                 Copy of resolution establishing Separate Account Two

(3)(a)(i) Distribution Agreement between The Manufacturers Life Insurance Company of America and ManEquity, Inc. dated August 31, 1987

(3)(a)(ii) Supplemental Agreement to Distribution Agreement between The Manufacturers Life Insurance Company of America and ManEquity, Inc. dated October 1, 1992

(4)(a)              Form of Multi-Account Flexible Variable Annuity Policy

(4)(b)(ii)          Trustee-Owned Policies Endorsement

(4)(b)(iii)         Individual Retirement Annuity Endorsement

(4)(b)(iv)          Change of Investment Management Company Name Endorsement

(5)(a)              Form of Application for the Policy

(7) Reinsurance Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of America dated

(8)(a)(vii) Amendment to Service Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1998